UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1241

Eaton Vance Growth Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31, 2006

Date of reporting period:	August 31

Item 1. Reports to Stockholders

Annual Report August 31, 2006

EATON VANCE
ASIAN
SMALL
COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of August 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cho Yu Kooi

Portfolio Manager

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 39.99% for the year ended August 31, 2006.(1) This return resulted from an increase in net asset value (NAV) per share to $26.44 on August 31, 2006, from $18.90 on August 31, 2005, and the reinvestment of $0.015 in dividends.

•                  The Fund’s Class B shares had a total return of 39.29% for the year ended August 31, 2006.(1) This return resulted from an increase in NAV per share to $26.34 on August 31, 2006, from $18.91 on August 31, 2005.

•                  For comparison, the Morgan Stanley Capital International All Country Asia Pacific Index – a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region – had a total return of 25.51% for the year ended August 31, 2006.(2) The Fund’s peer group, the Lipper Pacific Region Funds Classification, had a total return of 28.57% for the same period.(2)

•                  Effective May 19, 2006, the Fund is closed to new investors. The Fund may reopen in the future subject to the discretion of the Fund’s Board of Trustees.

Management Discussion

•                  The Fund seeks growth of capital by investing in equity securities of smaller companies located or traded in Asia. The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”). Singapore was the Portfolio’s largest country weighting at August 31, 2006, followed by Taiwan, Thailand, Republic of Korea, Malaysia and Hong Kong.(3)

•                  During the year ended August 31, 2006, the investment climate in Asia was generally positive. The markets staged their best showing from November through early May, when investors showed optimism over global economic growth and a favorable earnings outlook. The region’s markets were, nonetheless, very volatile, punctuated by two major sell-offs. One downturn, in October, was triggered by the Gulf Coast hurricanes and surging oil prices, and a second in May and June, was attributable to synchronousinterest rate hikes in the U.S., Europe and Japan.

•                  The Fund’s outperformance of its benchmark during the fiscal year was primarily due to the Portfolio’s continued exposure to strong domestic economies. Robust domestic demand contributedto good earnings growth for a range of investmentsin the Portfolio. Infrastructure-related areas, such as construction and engineering, fared well, as did selected consumer-related stocks, such as health care, specialty retailing and personal care products. The Fund’s relative performance was also helped by its underweighting in the technology sector, whichfared poorly, as it was negatively impacted by slowing exports. Many of Asia’s technology companies are highly leveraged to demand from the U.S. and Europe and were hurt by the prospect of a slowdown in those economies.(3)

•                  Stock selection helped performance in some key areas. Within the energy sector, the Portfolio had a strong performer in a Singapore-based provider of marine support services to the energy industry. The company saw rising demand for its support vessels with the increased pace of offshore drilling activity. Within the health care sector, the Portfolio had an investment in a Taiwan-based manufacturer of fitness equipment that had strong earnings growth and gained global market share in the past year.(3)

•                  The lagging performance of several of the Portfolio’s Korean small-cap holdings was a slight drag on performance. Weaker domestic consumption and risingproduction costs clouded the near-term earnings outlook for these companies. The Fund’s performance was also hurt by the Portfolio’s underweighting in the commodity sector and by an underweighting in the surging Chinese market.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(2)          It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)          Country weightings and industry weightings are subject to change due to active management.

1

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International All Country Asia Pacific Index, a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Morgan Stanley Capital International All Country Asia Pacific Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	39.99%	39.29%
Five Years	27.31	26.64
Life of Fund†	28.06	19.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	31.95%	34.29%
Five Years	25.81	26.49
Life of Fund†	27.06	19.94

†Inception dates: Class A: 3/1/99; Class B: 10/8/99 Class I shares had not commenced operations as of August 31, 2006.

(1)          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)

By net assets

Ezra Holdings Ltd.	4.1%
Raffles Education Corp. Ltd.	3.8
Johnson Health Tech Co. Ltd.	3.1
Peace Mark Holdings Ltd.	3.0
CSE Global Ltd.	2.8
Pantai Holdings BHD	2.7
EganaGoldpfeil Holdings Ltd.	2.6
Ports Design Ltd.	2.5
Datacraft Asia Ltd.	2.3
Formosa International Hotels Corp.	2.3

(2)          Ten Largest Holdings represented 29.2% of Portfolio net assets as of August 31, 2006. Holdings may not be representative of the Portfolio’s current or future investments and may change due to active management.

Comparision of Change in Value of a $10,000 Investment in Eaton Vance Asian Small Companies Fund Class A vs. the Morgan Stanley Capital International All Country Asia Pacific Index (MSCI)*

March 31, 1999 - August 31, 2006

* Source: Thomson Financial. Class A of the Fund commenced operations on 3/1/99. Class B of the Fund commenced operations on 10/8/99. Class I shares had not commenced operations as of August 31, 2006.

A $10,000 hypothetical investment at net asset value in Class B of the Fund on 10/8/99 would have been valued at $35,065 on 8/31/06. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Country Weightings(3)

By net assets

(3)          Reflects the Portfolio’s investments as of August 31, 2006. May not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Asian Small Companies Fund as of August 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 – August 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value (3/1/06)	Ending Account Value (8/31/06)	Expenses Paid During Period* (3/1/06 – 8/31/06)
Actual
Class A	$1,000.00	$1,078.30	$11.42
Class B	$1,000.00	$1,075.50	$14.02
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.20	$11.07
Class B	$1,000.00	$1,011.70	$13.59

* Expenses are equal to the Fund's annualized expense ratio of 2.18% for Class A shares and 2.68% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2006. The example reflects the expenses of both the Fund and the Portfolio. Class I shares had not commenced operations as of August 31, 2006.

3

Eaton Vance Asian Small Companies Fund as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investment in Asian Small Companies Portfolio, at value (identified cost, $194,731,068)	$233,409,378
Receivable for Fund shares sold	202,082
Receivable from the Manager and Investment Adviser to the Portfolio	9,840
Total assets	$233,621,300
Liabilities
Payable for Fund shares redeemed	$536,575
Payable to affiliate for distribution and service fees	121,504
Payable to affiliate for management fee	49,198
Accrued expenses	81,281
Total liabilities	$788,558
Net Assets	$232,832,742
Sources of Net Assets
Paid-in capital	$193,039,030
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	430,219
Accumulated undistributed net investment income	685,183
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	38,678,310
Total	$232,832,742
Class A Shares
Net Assets	$192,928,882
Shares Outstanding	7,296,024
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.44
Maximum Offering Price Per Share (100 ÷ 94.25 of $26.44)	$28.05
Class B Shares
Net Assets	$39,903,860
Shares Outstanding	1,514,803
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.34
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $447,404)	$4,948,801
Interest allocated from Portfolio	135,854
Expenses allocated from Portfolio	(1,916,987)
Net investment income from Portfolio	$3,167,668
Expenses
Management fee	$399,950
Trustees' fees and expenses	2,381
Distribution and service fees
Class A	656,070
Class B	279,912
Transfer and dividend disbursing agent fees	245,690
Registration fees	70,734
Printing and postage	48,938
Custodian fee	26,575
Legal and accounting services	21,665
Miscellaneous	5,918
Total expenses	$1,757,833
Deduct — Allocation of expenses to the Manager and Investment
Adviser to the Portfolio	$50,822
Total expense reductions	$50,822
Net expenses	$1,707,011
Net investment income	$1,460,657
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis) (net of foreign capital gains taxes, $203,200)	$2,457,357
Foreign currency transactions	(567,707)
Net realized gain	$1,889,650
Change in unrealized appreciation (depreciation) — Investments (identified cost basis) (net of accrued foreign capital gains taxes, $733,583)	$29,444,328
Foreign currency	11,408
Net change in unrealized appreciation (depreciation)	$29,455,736
Net realized and unrealized gain	$31,345,386
Net increase in net assets from operations	$32,806,043

See notes to financial statements

4

Eaton Vance Asian Small Companies Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income	$1,460,657	$225,026
Net realized gain (loss) from investment transactions and foreign currency transactions	1,889,650	(2,090,561)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	29,455,736	13,621,194
Net increase in net assets from operations	$32,806,043	$11,755,659
Distributions to shareholders — From net investment income Class A	$(52,219)	$—
From net realized gain Class A	—	(4,492,230)
Class B	—	(2,488,732)
Total distributions to shareholders	$(52,219)	$(6,980,962)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$175,620,712	$30,996,203
Class B	27,013,256	5,279,382
Net asset value of shares issued to shareholders in payment of distributions declared Class A	34,554	3,392,855
Class B	—	1,698,802
Cost of shares redeemed Class A	(61,429,015)	(16,128,980)
Class B	(5,413,441)	(2,781,084)
Net asset value of shares exchanged Class A	269,613	37,418
Class B	(269,613)	(37,418)
Redemption Fees	76,989	4,611
Net increase in net assets from Fund share transactions	$135,903,055	$22,461,789
Net increase in net assets	$168,656,879	$27,236,486
Net Assets
At beginning of year	$64,175,863	$36,939,377
At end of year	$232,832,742	$64,175,863
Accumulated undistributed net investment income included in net assets
At end of year	$685,183	$51,870

See notes to financial statements

5

Eaton Vance Asian Small Companies Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2006(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$18.900	(2)	$17.250	$15.520	$11.850	$9.860
Income (loss) from operations
Net investment income (loss)	$0.246		$0.115	$(0.035)	$0.237	$(0.137)
Net realized and unrealized gain	7.297		4.949	2.186	3.424	2.127
Total income from operations	$7.543		$5.064	$2.151	$3.661	$1.990
Less distributions
From net investment income	$(0.015	)(2)	$—	$(0.077)	$—	$—
From net realized gain	—		(3.416)	(0.350)	—	—
Total distributions	$(0.015)		$(3.416)	$(0.427)	$—	$—
Redemption fees*	$0.012		$0.002	$0.006	$0.009	$—
Net asset value — End of year	$26.440		$18.900	$17.250	$15.520	$11.850
Total Return(3)	39.99%		33.53%	13.69%	30.94%	20.12%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$192,929		$52,018	$29,002	$15,121	$2,349
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.17%		2.44%	2.50%	2.47%	2.52%
Net expenses after custodian fee reduction(4)	2.17%		2.44%	2.50%	2.47%	2.49%
Net investment income (loss)	1.00%		0.65%	(0.19)%	1.93%	(1.13)%
Portfolio Turnover of the Portfolio	33%		96%	120%	112%	83%

†(5)  The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor or the Manager. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	2.20%	2.48%	—	3.54%	7.41%
Expenses after custodian fee reduction(4)	2.20%	2.48%	—	3.54%	7.38%
Net investment income (loss)	0.97%	0.61%	—	0.86%	(6.02)%
Net investment income (loss) per share	$0.239	$0.199	$—	$0.195	$(1.348)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8437186 - for - 1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the corresponding Portfolio's allocated expenses.

(5)  A contractual reimbursement was discontinued effective September 1, 2003.

*  Certain prior year amounts have been reclassed to conform to the current year presentation.

See notes to financial statements

6

Eaton Vance Asian Small Companies Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$18.910	$19.940	$18.200	$13.980	$11.700
Income (loss) from operations
Net investment income (loss)	$0.119	$0.016	$(0.118)	$0.129	$(0.204)
Net realized and unrealized gain	7.300	5.249	2.566	4.091	2.484
Total income from operations	$7.419	$5.265	$2.448	$4.220	$2.280
Less distributions
From net investment income	$—	$—	$(0.065)	$—	$—
From net realized gain	—	(6.299)	(0.645)	—	—
Total distributions	$—	$(6.299)	$(0.710)	$—	$—
Redemption Fees*	$0.011	$0.004	$0.002	$—	$—
Net asset value — End of year	$26.340	$18.910	$19.940	$18.200	$13.980
Total Return(2)	39.29%	32.88%	13.15%	30.19%	19.49%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$39,904	$12,158	$7,938	$2,346	$853
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.68%	2.94%	3.00%	2.97%	3.03%
Net expenses after custodian fee reduction(3)	2.68%	2.94%	3.00%	2.97%	3.00%
Net investment income (loss)	0.49%	0.09%	(0.56)%	0.91%	(1.40)%
Portfolio Turnover of the Portfolio	33%	96%	120%	112%	83%

†(4)  The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor or the Manager. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.71%	2.98%	—	4.06%	6.64%
Expenses after custodian fee reduction(3)	2.71%	2.98%	—	4.06%	6.61%
Net investment income (loss)	0.46%	0.05%	—	(0.18)%	(5.01)%
Net investment income (loss) per share	$0.112	$0.009	$—	$(0.026)	$(0.730)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the corresponding Portfolio's allocated expenses.

(4)  A contractual reimbursement was discontinued effective September 1, 2003.

*  Certain prior year amounts have been reclassed to conform to the current year presentation.

See notes to financial statements

7

Eaton Vance Asian Small Companies Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. As of August 31, 2006, Class I shares had not commenced operations. Effective on May 19, 2006, the Fund was closed to most new accounts. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (47.7% at August 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended August 31, 2006 capital loss carryovers of $1,802,060 were utilized to offset the net realized gains.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. As of August 31,2006, Class I Shares had not commenced operations. The redemption fee is accounted for as an addition to paid-in capital and amounted to $76,989 for the year ended August 31, 2006.

8

Eaton Vance Asian Small Companies Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Other — Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2006 and August 31, 2005 was as follows:

	Year Ended August 31,
	2006	2005
Distributions declared from:
Ordinary Income	$52,219	$3,506,918
Long-Term capital gain	$—	$3,474,044

During the year ended August 31, 2006, accumulated undistributed net investment income was decreased by $775,125, and accumulated distributions in excess of net realized loss was increased by $775,125 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$685,183
Unrealized gain	$38,345,531
Other temporary differences	$762,998
Capital loss carryforward	$—

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Class I shares had not commenced operations as of August 31, 2006. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2006	2005(1)
Sales	6,973,670	1,743,664
Issued to shareholders electing to receive payments of distributions in Fund shares	1,612	216,902
Redemptions	(2,441,879)	(892,373)
Exchange from Class B shares	10,919	2,091
Net increase	4,544,322	1,070,284
	Year Ended August 31,
Class B	2006	2005
Sales	1,100,696	293,209
Issued to shareholders electing to receive payments of distributions in Fund shares	—	108,204
Redemptions	(217,693)	(154,739)
Exchange to Class A shares	(11,009)	(1,998)
Net increase	871,994	244,676

(1)   Transactions have been restated to reflect the effects of a 1.8437186-for-1 stock split effective on November 11, 2005.

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. EVM receives a monthly fee equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the year ended August 31, 2006, the fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period and amounted to $399,950. Except for Trustees of

9

Eaton Vance Asian Small Companies Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective March 27, 2006, the Adviser, Lloyd George Management (Bermuda) Limited (LGM) and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EVM and LGM were allocated $50,822 of the Fund's operating expenses for the year ended August 31, 2006. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended August 31, 2006, EVM earned $14,830 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $400,000 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution Plans

The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B shares. The Class A Plan requires the Fund to pay EVD an amount equal to (a) 0.50% (annualized) of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% (annualized) of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. On May 10, 2006, the Fund Trustees approved a change in the percentage of the Class A Plan pertaining to average net assets attributable to shares which remain outstanding for more than one year from 0.25% to 0.20% effective May 19, 2006. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued approximately $573,334 and $210,059 for Class A and Class B shares, respectively, payable to EVD for the year ended August 31, 2006, representing approximately 0.43% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At August 31, 2006, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $1,331,000 for Class B shares.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the Fund's average daily net assets attributable to Class A based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2006, amounted to $82,736 and $69,853 for Class A and Class B shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more made within 12 months of purchase and on redemptions of Class B shares made within six years of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $63,000 and $99,000 of CDSC paid by Class A

10

Eaton Vance Asian Small Companies Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

and Class B shareholders, respectively, for the year ended August 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $203,105,334 and $67,954,507 respectively, for the year ended August 31, 2006.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.8437186-for-1 stock split for Class A shares effective November 11, 2005. The stock split had no impact on the overall value of the shareholders' investment in the Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

11

Eaton Vance Asian Small Companies Fund as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Growth Trust and Shareholders
of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2006

12

Eaton Vance Asian Small Companies Fund as of August 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $3,116,773 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended August 31, 2006, the Fund paid foreign taxes of $650,604 and recognized foreign source income of $5,396,205.

13

Asian Small Companies Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.3%
Security	Shares	Value
China — 7.0%
Containers & Packaging — 1.4%
Vision Grande Group Holdings Ltd.	8,588,000	$6,674,450
		$6,674,450
Hotels, Restaurants & Leisure — 1.3%
Ctrip.Com International Ltd.	125,104	$6,459,120
		$6,459,120
Personal Products — 1.8%
Beauty China Holdings Ltd.	17,813,000	$8,933,153
		$8,933,153
Textiles, Apparel & Luxury Goods — 2.5%
Ports Design Ltd.	7,879,000	$12,185,734
		$12,185,734
Total China (identified cost $24,165,345)		$34,252,457
Hong Kong — 8.1%
Hotels, Restaurants & Leisure — 1.5%
Fairwood Holdings Ltd.	7,674,000	$7,314,460
		$7,314,460
Media — 1.1%
Pico Far East Holdings Ltd.	25,906,000	$5,492,775
		$5,492,775
Textiles, Apparel & Luxury Goods — 5.5%
EganaGoldpfeil Holdings Ltd.	27,444,000	$12,524,754
Peace Mark Holdings Ltd.	23,814,000	14,536,748
		$27,061,502
Total Hong Kong (identified cost $27,134,044)		$39,868,737

India — 4.7%
Security	Shares	Value
Chemicals — 1.7%
United Phosphorus Ltd.(1)	1,612,139	$8,128,664
		$8,128,664
Diversified Financial Services — 0.9%
Financial Technologies (India) Ltd.	161,707	$4,240,030
		$4,240,030
Electrical Equipment — 0.7%
ABB Ltd.	61,000	$3,657,346
		$3,657,346
Industrial Conglomerates — 1.4%
Siemens India Ltd.	302,500	$6,805,544
		$6,805,544
Total India (identified cost $14,566,513)		$22,831,584
Malaysia — 8.3%
Construction Materials — 2.0%
Lafarge Malayan Cement Berhad	44,183,100	$9,662,427
		$9,662,427
Electronic Equipment & Instruments — 2.2%
Uchi Technologies BHD	12,620,300	$10,966,502
		$10,966,502
Health Care Providers & Services — 2.7%
Pantai Holdings BHD	18,910,300	$13,408,281
		$13,408,281
Wireless Telecommunication Services — 1.4%
Digi.Com Berhad	2,059,500	$6,602,037
		$6,602,037
Total Malaysia (identified cost $31,284,277)		$40,639,247

See notes to financial statements

14

Asian Small Companies Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Philippines — 1.1%
Security	Shares	Value
Food Products — 1.1%
Universal Robina Corp.	14,789,200	$5,230,378
		$5,230,378
Total Philippines (identified cost $5,062,401)		$5,230,378
Republic of Korea — 14.1%
Chemicals — 1.2%
Youlchon Chemical Co. Ltd.	638,790	$5,892,946
		$5,892,946
Commercial Services & Supplies — 2.2%
Fursys, Inc.	363,850	$10,936,313
		$10,936,313
Construction & Engineering — 1.4%
Hyundai Engineering & Construction Co.(1)	128,060	$6,734,773
		$6,734,773
Food Products — 1.4%
Binggrae Co. Ltd.	170,050	$6,553,617
		$6,553,617
Health Care Equipment & Supplies — 1.3%
Standard Diagnostics, Inc.	556,953	$6,502,120
		$6,502,120
Hotels, Restaurants & Leisure — 2.0%
Hana Tour Service, Inc.	155,205	$9,908,639
		$9,908,639
Leisure Equipment & Products — 1.1%
Samick Musical Instruments Co. Ltd.	4,028,920	$5,197,571
		$5,197,571
Pharmaceuticals — 2.2%
Hanmi Pharm Co. Ltd.	91,138	$10,687,407
		$10,687,407

Security	Shares	Value
Software — 1.3%
Duzon Digital Ware Co. Ltd.	348,901	$6,498,860
		$6,498,860
Total Republic of Korea (identified cost $57,822,834)		$68,912,246
Singapore — 22.1%
Air Freight & Logistics — 2.0%
Goodpack Ltd.(1)	8,905,000	$9,960,049
		$9,960,049
Communications Equipment — 2.3%
Datacraft Asia Ltd.(1)	10,828,000	$11,477,680
		$11,477,680
Diversified Consumer Services — 3.8%
Raffles Education Corp. Ltd.	11,093,000	$18,460,611
		$18,460,611
Energy Equipment & Services — 4.1%
Ezra Holdings Ltd.	11,225,760	$20,030,030
		$20,030,030
Health Care Equipment & Supplies — 2.3%
LMA International NV(1)	23,474,000	$11,332,810
		$11,332,810
IT Services — 2.8%
CSE Global Ltd.	18,321,000	$13,617,515
		$13,617,515
Real Estate Management & Development — 3.1%
Ascott Group Ltd.	15,644,000	$10,343,414
Keppel Land Ltd.	1,729,000	4,870,992
		$15,214,406
Road & Rail — 1.3%
SMRT Corp. Ltd.	9,002,000	$6,124,239
		$6,124,239

See notes to financial statements

15

Asian Small Companies Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Specialty Retail — 0.4%
Pertama Holdings Ltd.	7,217,000	$1,816,457
		$1,816,457
Total Singapore (identified cost $75,713,777)		$108,033,797
Taiwan — 14.8%
Commercial Services & Supplies — 1.9%
Taiwan-Sogo Shinkong Security Corp.	10,842,600	$9,397,659
		$9,397,659
Distributors — 1.7%
Test-Rite International Co.	14,101,603	$8,138,835
		$8,138,835
Electronic Equipment & Instruments — 2.8%
Av Tech Corp.	2,088,430	$9,092,458
Chroma Ate, Inc.	4,597,055	4,739,364
		$13,831,822
Hotels, Restaurants & Leisure — 2.4%
Formosa International Hotels Corp.	4,145,000	$11,446,813
		$11,446,813
Industrial Conglomerates — 1.3%
Chung-Hsin Electric & Machinery MFG. Corp.	10,793,000	$6,293,725
		$6,293,725
Leisure Equipment & Products — 3.1%
Johnson Health Tech Co. Ltd.	2,838,325	$15,247,161
		$15,247,161
Machinery — 1.6%
Awea Mechantronic Co. Ltd.	4,602,840	$7,829,861
		$7,829,861
Total Taiwan (identified cost $55,591,325)		$72,185,876

Thailand — 14.1%
Security	Shares	Value
Health Care Providers & Services — 1.5%
Bumrungrad Hospital Public Co. Ltd.	7,818,400	$7,539,691
		$7,539,691
Hotels, Restaurants & Leisure — 2.1%
Minor International PLC	41,762,890	$10,332,399
		$10,332,399
Media — 3.7%
Major Cineplex Public Co. Ltd.	25,588,900	$10,687,569
Mass Communication Organization of Thailand Public Co. Ltd.	215,200	220,410
Workpoint Entertainment Public Co. Ltd.(1)	11,330,600	6,932,796
		$17,840,775
Real Estate Management & Development — 4.2%
Central Pattana PCL	19,567,000	$10,150,479
LPN Development PLC(1)	55,762,600	6,586,484
Siam Future Development Public Co. Ltd.(1)	21,011,040	3,996,513
		$20,733,476
Specialty Retail — 0.4%
It City Public Co. Ltd.(1)	8,651,400	$1,956,289
		$1,956,289
Wireless Telecommunication Services — 2.2%
Total Access Communication PCL(1)	2,679,600	$10,718,400
		$10,718,400
Total Thailand (identified cost $52,465,851)		$69,121,030
Total Common Stocks (identified cost $343,806,367)		$461,075,352

See notes to financial statements

16

Asian Small Companies Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Warrants — 0.1%
Security	Shares	Value
Thailand — 0.1%
Minor International Public Co. Ltd., Exp. 3/29/08(1)	3,690,779	$471,289
		$471,289
Total Thailand (identified cost $2,369,961)		$471,289
Total Warrants (identified cost $2,369,961)		$471,289
Total Investments — 94.4% (identified cost $346,176,328)		$461,546,641
Other Assets, Less Liabilities — 5.6%		$27,435,387
Net Assets — 100.0%		$488,982,028

(1)  Non-income producing security.

See notes to financial statements

17

Asian Small Companies Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
Singapore	23.4%	$108,033,797
Taiwan	15.7%	72,185,876
Thailand	15.1%	69,592,319
Republic of Korea	14.9%	68,912,246
Malaysia	8.8%	40,639,247
Hong Kong	8.6%	39,868,737
China	7.4%	34,252,457
India	5.0%	22,831,584
Philipines	1.1%	5,230,378
	100.0%	$461,546,641

See notes to financial statements

18

Asian Small Companies Portfolio as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investments, at value (identified cost, $346,176,328)	$461,546,641
Cash	18,740,964
Foreign currency, at value (identified cost, $10,952,439)	10,936,613
Interest and dividends receivable	2,138,195
Tax Reclaim receivable	66,400
Total assets	$493,428,813
Liabilities
Accrued foreign capital gains taxes	$2,369,961
Payable for investments purchased	1,509,880
Payable to affiliate for investment advisory fees	295,103
Payable to affiliate for administration fee	100,254
Accrued expenses	171,587
Total liabilities	$4,446,785
Net Assets applicable to investors' interest in Portfolio	$488,982,028
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$373,633,167
Net unrealized appreciation (computed on the basis of identified cost)	115,348,861
Total	$488,982,028

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends (net of foreign taxes, $936,568)	$11,034,450
Interest	307,027
Total investment income	$11,341,477
Expenses
Investment adviser fee	$2,640,684
Administration fee	881,189
Trustees' fees and expenses	20,590
Custodian fee	637,787
Legal and accounting services	47,270
Miscellaneous	16,334
Total expenses	$4,243,854
Deduct — Reduction of custodian fee	$2
Total expense reductions	$2
Net expenses	$4,243,852
Net investment income	$7,097,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis) (net of foreign capital gains taxes, $385,385)	$14,087,328
Foreign currency transactions	(1,188,395)
Net realized gain	$12,898,933
Change in unrealized appreciation (depreciation) — Investments (identified cost basis) (net of accrued foreign capital gains taxes, $2,369,961)	$76,942,801
Foreign currency	54,791
Net change in unrealized appreciation (depreciation)	$76,997,592
Net realized and unrealized gain	$89,896,525
Net increase in net assets from operations	$96,994,150

See notes to financial statements

19

Asian Small Companies Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income	$7,097,625	$2,341,713
Net realized gain (loss) from investment transactions and foreign currency transactions	12,898,933	(6,191,065)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	76,997,592	42,994,821
Net increase in net assets from operations	$96,994,150	$39,145,469
Capital transactions — Contributions	$308,905,334	$51,983,169
Withdrawals	(88,527,355)	(33,344,069)
Net increase in net assets from capital transactions	$220,377,979	$18,639,100
Net increase in net assets	$317,372,129	$57,784,569
Net Assets
At beginning of year	$171,609,899	$113,825,330
At end of year	$488,982,028	$171,609,899

See notes to financial statements

20

Asian Small Companies Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.20%	1.27%	1.35%	1.52%	1.50%
Net expenses after custodian fee reduction	1.20%	1.27%	1.35%	1.52%	1.47%
Net investment income (loss)	2.01%	1.76%	0.99%	1.52%	(0.24)%
Portfolio Turnover	33%	96%	120%	112%	83%
Total Return	41.33%	35.07%	15.00%	32.17%	21.32%
Net assets, end of year (000's omitted)	$488,982	$171,610	$113,825	$68,837	$56,247

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	—	1.31%	—	—	—
Expenses after custodian fee reduction	—	1.31%	—	—	—
Net investment income	—	1.72%	—	—	—

See notes to financial statements

21

Asian Small Companies Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2006, the Eaton Vance Asian Small Companies Fund held an approximate 47.7% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

D  Income Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains taxes in certain countries in which it invests. At August 31, 2006, the Portfolio had an accrual for capital gains taxes of $2,369,961, of which $2,369,961 is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Capital gains taxes paid and accrued for are included in net realized gain (loss) on investments in the Statement of Operations and were $385,385 for the year ended August 31, 2006.

22

Asian Small Companies Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by LGM (the Adviser), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2006, the adviser fee amounted to $2,640,684. The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2006, the Adviser did not waive a portion of its advisory fee. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2006, the administrative fee amounted to $881,189. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and

23

Asian Small Companies Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $315,959,593 and $111,105,602 respectively, for the year ended August 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2006, as determined on a federal income tax basis, are as follows:

Aggregate cost	$346,198,655
Gross unrealized appreciation	$127,154,039
Gross unrealized depreciation	(11,806,053)
Net unrealized appreciation	$115,347,986

The net unrealized depreciation on currency was $21,452.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2006.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2006, there were no outstanding obligations under these financial instruments.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

24

Asian Small Companies Portfolio as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the "Portfolio"), including the portfolio of investments as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2006

25

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Asian Small Companies Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Asian Small Companies Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

27

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Ms. Kooi is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1996	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	167	Director of EVC

Hon. Robert Lloyd George(2) 8/13/52	Trustee and President of the Portfolio	Since 1996	Chief Executive Officer of LGM and Lloyd George; Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	4	None

Noninterested Trustee(s)

Edward K.Y. Chen(2) 1/14/45	Trustee of the Portfolio	Since 1996	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunication Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1996 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	167	None

29

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	167	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President and Assistant Treasurer of the Portfolio	Since 1996	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Cho Yu Kooi(2) 10/19/71	Vice President of the Portfolio	Since 2004	Senior Fund Manager of Lloyd George. Previously, Director for DBS Asset Management (1995-2001). Officer of 1 registered investment company managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Lloyd George, Mr. Kerr and Ms. Kooi is 3803 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1996. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

405-10/06  ASSRC

Annual Report August 31, 2006

EATON VANCE WORLDWIDE HEALTH
SCIENCES

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Samuel D. Isaly

Lead Portfolio Manager

Sven H. Borho, CFA

Geoffrey C. Hsu, CFA

Richard D. Klemm, Ph.D., CFA

Trevor M. Polischuk, Ph.D.

The Fund

Performance for the Past Year

•     For the year ended August 31, 2006, the Fund’s Class A shares had a total return of 3.31%. This return was the result of an increase in net asset value (NAV) per share to $11.23 on August 31, 2006, from $10.87 on August 31, 2005.(1)

•     The Fund’s Class B shares had a total return of 2.61% for the period, the result of an increase in NAV per share to $11.78 from $11.48.(1)

•     The Fund’s Class C shares had a total return of 2.61% for the period, the result of an increase in NAV per share to $11.78 from $11.48.(1)

•     The Fund’s Class R shares had a total return of 3.10% for the period, the result of an increase in NAV per share to $11.63 from $11.28.(1)

•     For comparison, the S&P 500 Index had a total return of 8.87% for the period, while the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology, and Life Sciences Index had a total return of 12.81% and the MSCI Europe, Australasia, and Far East (EAFE) Index had a total return of 24.28%. The average total return of funds in the Lipper Health/Biotechnology Classification was 3.25% for the period.(2)

Management Discussion

•     For the year ended August 31, 2006, the Fund experienced mixed results. While the traditional “big pharma” companies continued to struggle, the large-capitalization biotechnology companies gained increased acceptance as “growth darlings” of the market. Smaller-capitalization biotechnology stocks lagged behind their large capitalization counterparts, however, as investors have recently demonstrated a preference for profitable mature companies with less risk. The Fund currently invests its assets in a separate registered investment company, Worldwide Health Sciences Portfolio (the “Portfolio”), with the same objective and policies as the Fund.

•    After a rally in late 2005, the Fund saw much of its early gains reversed in the second half of the fiscal year. This retrenchment was in step with a broad decline in equity markets, precipitated by concerns about rising inflation, interest rates and tensions in the Middle East. The Fund’s relative returns were also constrained by the Portfolio’s investments in small to mid-sized biotechnology companies, which were out of favor with investors during the period, thus posting generally poor performance.

•    However, emerging biotech also showed a rising level of merger and acquisition activity, a relatively low level of current valuations in an historical context, and the continued advance of development-stage drugs towards commercialization. Based in part on these factors, management added to the Portfolio’s holdings in this area during the period.

•    The political and regulatory environment was mixed over the year. On the positive side, the successful launch of the Medicare prescription drug benefit provided additional coverage to many seniors who could otherwise not afford their prescription drugs. The resulting increase in drug utilization is expected to contribute to revenue growth for the industry. On the negative side, the actions of the U.S. Food & Drug Administration (“FDA”) were marked by increased conservatism with respect to new drug approvals. In several cases, drugs with promising clinical trial results were rejected or delayed by a “post-Vioxx” FDA that many industry observers feel has become overly concerned with safety.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by the investment adviser and the administrator, the returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of common stocks traded in the U.S., and the MSCI EAFE Index, an unmanaged index of foreign stocks. Beginning with this report, the Fund’s secondary benchmark has been changed to the the MSCI World Pharmaceuticals, Biotechnology, and Life Sciences Index, because it more closely represents the Fund’s investment universe. In accordance with Securities and Exchange Commission regulations, we are including both indexes in this report. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, MSCI EAFE Index, and the MSCI World Pharmaceuticals, Biotechnology, and Life Sciences Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance†	Class A	Class B	Class C	Class R

Average Annual Total Returns (at net asset value)
One Year	3.31%	2.61%	2.61%	3.10%
Five Years	2.81	2.04	2.04	N/A
Ten Years	12.60	N/A	N/A	N/A
Life of Fund††	15.08	11.87	11.88	5.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.60%	-2.39%	1.61%	3.10%
Five Years	1.59	1.67	2.04	N/A
Ten Years	11.94	N/A	N/A	N/A
Life of Fund††	14.76	11.87	11.88	5.18

†† Inception Dates – Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

†   Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by the investment adviser and the administrator, the returns would be lower.

*   Source: Thomson Financial. Class A of the Fund commenced investment operations on 7/26/85.

A $10,000 hypothetical investment on 9/23/96 at net asset value in Class B shares would have been valued at $30,482 on 8/31/06. A $10,000 hypothetical investment on 1/5/98 at net asset value in Class C shares would have been valued at $26,405 on 8/31/06. A $10,000 hypothetical investment on 9/8/03 at net asset value in Class R shares would have been valued at $11,630 on 8/31/06. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Absent an expense waiver by the investment adviser and the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Regional Distribution *
By net assets

Capitalization Distribution *
By net assets

*As of August 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top 10 Stock Holdings†

By net assets

Novartis AG	7.4%
Genentech, Inc.	6.9%
Amgen, Inc.	6.3%
Genzyme Corp.	5.6%
Astellas Pharma, Inc.	4.8%
Takeda Pharmaceutical Co., Ltd.	4.7%
Wyeth	4.6%
Medimmune, Inc.	4.5%
Schering-Plough Corp.	4.3%
Serono SA	4.3%

† Ten Largest Holdings represented 53.4% of Portfolio net assets as of August 31, 2006. Holdings are subject to change due to active management.

3

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 – August 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value (3/1/06)	Ending Account Value (8/31/06)	Expenses Paid During Period* (3/1/06 – 8/31/06)
Actual
Class A	$1,000.00	$968.90	$6.80	**
Class B	$1,000.00	$965.60	$10.50	**
Class C	$1,000.00	$965.60	$10.50	**
Class R	$1,000.00	$967.60	$8.23	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.97	**
Class B	$1,000.00	$1,014.50	$10.76	**
Class C	$1,000.00	$1,014.50	$10.76	**
Class R	$1,000.00	$1,016.80	$8.44	**

* Expenses are equal to the Fund's annualized expense ratio of 1.37% for Class A shares, 2.12% for Class B shares, 2.12% for Class C shares, and 1.66% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an expense waiver by the investment adviser and the administrator, expenses would be higher.

4

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,790,780,952)	$2,268,551,119
Receivable for Fund shares sold	1,534,260
Total assets	$2,270,085,379
Liabilities
Payable for Fund shares redeemed	$5,748,793
Payable to affiliate for distribution and service fees	1,210,296
Payable for management fees	418,471
Accrued expenses	771,008
Total liabilities	$8,148,568
Net Assets	$2,261,936,811
Sources of Net Assets
Paid-in capital	$1,785,412,122
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(1,245,478)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	477,770,167
Total	$2,261,936,811
Class A Shares
Net Assets	$1,277,200,183
Shares Outstanding	113,756,648
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.23
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.23)	$11.92
Class B Shares
Net Assets	$554,896,659
Shares Outstanding	47,123,029
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.78
Class C Shares
Net Assets	$424,176,017
Shares Outstanding	36,012,116
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.78
Class R Shares
Net Assets	$5,663,952
Shares Outstanding	487,033
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.63
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,064,404)	$17,524,573
Interest allocated from Portfolio	2,354,929
Expenses allocated from Portfolio	(20,013,806)
Net investment loss from Portfolio	$(134,304)
Expenses
Management fee	$5,341,891
Trustees' fees and expenses	3,451
Distribution and service fees
Class A	3,416,386
Class B	6,226,109
Class C	4,656,980
Class R	21,788
Transfer and dividend disbursing agent fees	4,478,224
Printing and postage	373,164
Registration fees	99,744
Legal and accounting services	63,069
Custodian fee	38,144
Miscellaneous	25,951
Total expenses	$24,744,901
Deduct — Reduction of management fee	$7,207
Total expense reductions	$7,207
Net expenses	$24,737,694
Net investment loss	$(24,871,998)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,931,876
Foreign currency transactions	(729,546)
Net realized gain	$22,202,330
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$72,286,297
Foreign currency	67,459
Net change in unrealized appreciation (depreciation)	$72,353,756
Net realized and unrealized gain	$94,556,086
Net increase in net assets from operations	$69,684,088

See notes to financial statements

5

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment loss	$(24,871,998)	$(26,461,196)
Net realized gain from Investment transactions and foreign currency transactions	22,202,330	43,802,037
Net change in unrealized appreciation from investments and foreign currency	72,353,756	209,860,332
Net increase in net assets from operations	$69,684,088	$227,201,173
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$187,623,468	$411,695,380
Class B	19,176,268	36,810,537
Class C	49,356,368	78,666,703
Class R	3,697,440	2,163,008
Cost of shares redeemed Class A	(369,372,180)	(414,370,805)
Class B	(130,603,713)	(155,431,848)
Class C	(120,764,134)	(134,671,832)
Class D	—	(62,875)
Class R	(1,247,029)	(910,345)
Net asset value of shares exchanged Class A	28,722,588	38,266,276
Class B	(28,722,588)	(38,266,276)
Net asset value of shares merged Class B	—	19,806,407
Class D	—	(19,806,407)
Redemption Fees	17,729	28,272
Net decrease in net assets from Fund share transactions	$(362,115,783)	$(176,083,805)
Net increase (decrease) in net assets	$(292,431,695)	$51,117,368
Net Assets
At beginning of year	$2,554,368,506	$2,503,251,138
At end of year	$2,261,936,811	$2,554,368,506

See notes to financial statements

6

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$10.870	$9.880	$9.360	$7.640	$10.280
Income (loss) from operations
Net investment loss	$(0.075)	$(0.071)	$(0.109)	$(0.096)	$(0.082)
Net realized and unrealized gain (loss)	0.435	1.061	0.629	1.816	(2.108)
Total income (loss) from operations	$0.360	$0.990	$0.520	$1.720	$(2.190)
Less distributions
From net realized gain	$—	$—	$—	$—	$(0.450)
Total distributions	$—	$—	$—	$—	$(0.450)
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of year	$11.230	$10.870	$9.880	$9.360	$7.640
Total Return(3)	3.31%	10.02%	5.56%	22.51%	(21.87)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$1,277,200	$1,387,658	$1,226,740	$985,769	$772,283
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	1.49%	1.56%	1.80%	1.99%	1.69%
Net expenses after custodian fee reduction(4)	1.49%	1.56%	1.79%	1.97%	1.67%
Net investment loss	(0.68)%	(0.70)%	(1.08)%	(1.18)%	(0.90)%
Portfolio Turnover of the Portfolio	14%	13%	13%	27%	38%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.51%	1.57%	1.80%
Expenses after custodian fee reduction(4)	1.51%	1.57%	1.79%
Net investment loss	(0.70)%	(0.71)%	(1.08)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$11.480	$10.520	$10.040	$8.260	$11.150
Income (loss) from operations
Net investment loss	$(0.168)	$(0.157)	$(0.197)	$(0.169)	$(0.164)
Net realized and unrealized gain (loss)	0.468	1.117	0.677	1.949	(2.276)
Total income (loss) from operations	$0.300	$0.960	$0.480	$1.780	$(2.440)
Less distributions
From net realized gain	$—	$—	$—	$—	$(0.450)
Total distributions	$—	$—	$—	$—	$(0.450)
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—	$—
Net asset value — End of year	$11.780	$11.480	$10.520	$10.040	$8.260
Total Return(3)	2.61%	9.12%	4.78%	21.55%	(22.43)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$554,897	$678,958	$756,367	$712,385	$593,993
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	2.24%	2.31%	2.55%	2.74%	2.44%
Net expenses after custodian fee reduction(4)	2.24%	2.31%	2.54%	2.72%	2.42%
Net investment loss	(1.43)%	(1.46)%	(1.84)%	(1.93)%	(1.66)%
Portfolio Turnover of the Portfolio	14%	13%	13%	27%	38%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.26%	2.32%	2.55%
Expenses after custodian fee reduction(4)	2.26%	2.32%	2.54%
Net investment loss	(1.45)%	(1.47)%	(1.84)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$11.480	$10.520	$10.040	$8.260	$11.260
Income (loss) from operations
Net investment loss	$(0.167)	$(0.157)	$(0.197)	$(0.169)	$(0.162)
Net realized and unrealized gain (loss)	0.467	1.117	0.677	1.949	(2.294)
Total income (loss) from operations	$0.300	$0.960	$0.480	$1.780	$(2.456)
Less distributions
From net realized gain	$—	$—	$—	$—	$(0.544)
Total distributions	$—	$—	$—	$—	$(0.544)
Redemption fees	$0.000 (5)	$0.000 (5)	$0.000 (5)	$—	$—
Net asset value — End of year	$11.780	$11.480	$10.520	$10.040	$8.260
Total Return(3)	2.61%	9.20%	4.82%	21.52%	(22.46)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$424,176	$484,652	$499,058	$396,330	$310,766
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	2.24%	2.31%	2.55%	2.74%	2.44%
Net expenses after custodian fee reduction(4)	2.24%	2.31%	2.54%	2.72%	2.42%
Net investment loss	(1.43)%	(1.46)%	(1.83)%	(1.93)%	(1.65)%
Portfolio Turnover of the Portfolio	14%	13%	13%	27%	38%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.26%	2.32%	2.55%
Expenses after custodian fee reduction(4)	2.26%	2.32%	2.54%
Net investment loss	(1.45)%	(1.47)%	(1.83)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8270413-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Amounts represent less than $0.0005 per share.

See notes to financial statements

9

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$11.280	$10.280	$10.000
Income (loss) from operations
Net investment loss	$(0.106)	$(0.096)	$(0.133)
Net realized and unrealized gain	0.456	1.096	0.412
Total income from operations	$0.350	$1.000	$0.279
Redemption fees	$0.000 (3)	$0.000 (3)	$0.001
Net asset value — End of year	$11.630	$11.280	$10.280
Total Return(4)	3.10%	9.73%	2.80%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$5,664	$3,101	$1,594
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(5)	1.74%	1.81%	2.05	%(6)
Net expenses after custodian fee reduction(5)	1.74%	1.81%	2.04	%(6)
Net investment loss	(0.92)%	(0.91)%	(1.29	)%(6)
Portfolio Turnover of the Portfolio	14%	13%	13%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.76%	1.82%
Expenses after custodian fee reduction(5)	1.76%	1.82%
Net investment loss	(0.94)%	(0.92)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annual basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended August 31, 2005. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended August 31, 2006, capital loss carryovers of $5,603,581 were utilized to offset net realized gains.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares held by Class A and Class R shareholders for less than 90 days, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The Fund paid no distribution for the years ended August 31, 2006 and August 31, 2005.

During the year ended August 31, 2006, paid-in capital was decreased by $7,271,850, accumulated net investment loss was increased by $24,871,998, and accumulated net realized loss on investments was decreased by $17,600,148 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains/losses. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$0
Unrealized gain	$476,524,689
Capital loss carry forward	$0

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Fund's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Fund. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2006, the fee was equivalent to 0.22% of the Fund's average daily net assets and amounted to $5,341,891. Pursuant to the Fee Reduction Agreement, EVM reduced its fee in the amount of $7,207 for the year ended August 31, 2006. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2006, EVM received $268,094 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $268,000 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2006	2005
Sales	16,761,318	40,768,592
Redemptions	(33,308,490)	(40,940,148)
Exchange from Class B shares	2,588,241	3,751,497
Net increase (decrease)	(13,958,931)	3,579,941
	Year Ended August 31,
Class B	2006	2005
Sales	1,626,217	3,430,949
Redemptions	(11,183,870)	(14,490,160)
Exchange to Class A shares	(2,457,510)	(3,540,422)
Merged from Class D	—	1,847,613
Net decrease	(12,015,163)	(12,752,020)
	Year Ended August 31,
Class C	2006	2005(1)
Sales	4,170,380	7,318,841
Redemptions	(10,359,643)	(12,537,618)
Net decrease	(6,189,263)	(5,218,777)
	Year Ended August 31,
Class D	2006	2005(2)
Redemptions	—	(6,715)
Merged to Class B	—	(2,103,283)
Net decrease	—	(2,109,998)
	Year Ended August 31,
Class R	2006	2005
Sales	320,531	205,517
Redemptions	(108,280)	(85,737)
Net increase	212,251	119,780

(1) Transactions have been restated to reflect the effects of a 0.8270413-for-1 reverse stock split effective on November 11, 2005.

(2) Offering of Class D shares were discontinued during the year ended August 31, 2005 (see Note 1).

Redemptions or exchanges of Class A and Class R shares made within 90 days of settlement of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the years ended August 31, 2005 and August 31, 2006 the Fund received $28,272 and $17,729, respectively, in redemption fees on Class A shares. For the years ended August 31, 2005 and August 31, 2006, the Fund received no redemption fees on Class R shares.

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides that the Fund will pay EVD a distribution fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD. Distribution and service fees paid or accrued for the year ended August 31, 2006 amounted to $3,416,386 for Class A shares. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $4,669,582 and $3,492,735 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At August 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $17,129,000 and $49,427,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% (annualized) of average daily net assets attributable to Class R shares. For the year ended August 31, 2006 the Fund paid or accrued $10,894 for Class R shares to or payable to EVD, representing 0.25% (annualized) of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% (annualized) annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such are not subject to automatic discontinuance when there are no

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2006 amounted to $1,556,527, $1,164,245 and $10,894 for Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2006, the Fund was informed that EVD received approximately $3,000, $2,018,000 and $89,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2006 aggregated $289,070,078 and $678,337,362, respectively.

8  Reverse Stock Split

The Trustees of the Worldwide Health Sciences Fund approved a 0.8270413-for-1 reverse stock split for Class C shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

9  Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Worldwide Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 20, 2006

15

Worldwide Health Sciences Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.34%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 11.67%(1)
Novartis AG	2,934,000	$167,093,679	7.37%
Serono SA	140,000	97,614,941	4.30%
		$264,708,620	11.67%
Major Capitalization-Far East — 13.78%(1)
Astellas Pharma, Inc.	2,698,000	$109,256,891	4.82%
Chugai Pharmaceuticals Co., Ltd.	4,400,000	97,387,910	4.29%
Takeda Pharmaceutical Co., Ltd.	1,600,000	105,824,531	4.67%
		$312,469,332	13.78%
Major Capitalization-North America — 38.72%(1)
Amgen, Inc.(2)	2,110,000	$143,332,300	6.32%
Genentech, Inc.(2)	1,900,000	156,788,000	6.91%
Genzyme Corp.(2)	1,900,000	125,837,000	5.55%
Lilly (Eli) & Co.	1,100,000	61,523,000	2.71%
Medimmune, Inc.(2)	3,700,000	102,268,000	4.51%
Pfizer, Inc.	3,124,000	86,097,440	3.79%
Schering-Plough Corp.	4,700,000	98,465,000	4.34%
Wyeth	2,138,500	104,144,950	4.59%
		$878,455,690	38.72%
Specialty Capitalization-North America — 32.17%
Adolor Corp.(2)	2,100,000	$52,395,000	2.31%
Affymetrix, Inc.(2)	1,825,000	38,890,750	1.71%
BioMarin Pharmaceutical, Inc.(2)	3,100,000	51,584,000	2.27%
Cephalon, Inc.(2)	789,900	45,040,098	1.99%
EPIX Pharmaceuticals, Inc.(2)(3)(4)	286,422	1,852,206	0.08%
Exelixis, Inc.(2)	3,100,000	30,163,000	1.33%
Gen-Probe, Inc.(2)	1,900,000	92,359,000	4.07%
Given Imaging, Ltd.(2)(3)	395,800	7,587,486	0.33%
LifeCell Corp.(2)	865,000	26,105,700	1.15%
Ligand Pharmaceuticals, Inc., Class B(2)	4,050,000	41,067,000	1.81%
Millennium Pharmaceuticals, Inc.(2)	7,600,000	82,536,000	3.64%
NPS Pharmaceuticals, Inc.(2)	3,149,500	14,046,770	0.62%
OSI Pharmaceuticals, Inc.(2)	1,278,000	47,631,060	2.10%
Pharmacopeia Drug Discovery, Inc.(2)	583,000	2,460,260	0.11%
St. Jude Medical, Inc.(2)	2,060,000	75,004,600	3.31%

Security	Shares	Value	Percentage of Net Assets
Tanox, Inc.(2)	2,788,000	$41,847,880	1.85%
Vertex Pharmaceuticals, Inc.(2)	2,300,000	79,235,000	3.49%
		$729,805,810	32.17%
Total Common Stocks (identified cost $1,707,630,143)		$2,185,439,452
Options — 0.00%
Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America — 0.00%
Orchid Cellmark, Inc. Options, Exp. 7/24/11(2)(3)	2,898	$1,342	0.00%
		$1,342	0.00%
Total Options (identified cost $0)		$1,342
Warrants — 0.00%
Security	Shares	Value	Percentage of Net Assets
Given Imaging Warrants, Exp. 9/15/11(2)(3)	1,283	$20,233	0.00%
Total Warrants (at amortized cost, $0)		$20,233

See notes to financial statements

16

Worldwide Health Sciences Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 3.48%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
Abbey National North America, LLC Commercial Paper, 5.28%, 9/1/06	$77,521	$77,521,000	3.42%
Investors Bank and Trust Company Time Deposit, 5.28%, 9/1/06	1,500	1,500,000	0.06%
Total Short-Term Investments (at amortized cost, $79,021,000)		$79,021,000
Total Investments (identified cost $1,786,651,143)		$2,264,482,027	99.82%
Other Assets, Less Liabilities		$4,069,352	0.18%
Net Assets		$2,268,551,379	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Restricted security.

See notes to financial statements

17

Worldwide Health Sciences Portfolio as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investments, at value (identified cost, $1,786,651,143)	$2,264,482,027
Cash	12,312
Receivable for investments sold	537,333
Interest and dividends receivable	2,494,703
Tax reclaim receivable	2,329,171
Total assets	$2,269,855,546
Liabilities
Payable to affiliate for investment advisory fees	$731,217
Payable to affiliate for administration fee	371,624
Accrued expenses	201,326
Total liabilities	$1,304,167
Net Assets applicable to investors' interest in Portfolio	$2,268,551,379
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,790,714,126
Net unrealized appreciation (computed on the basis of identified cost)	477,837,253
Total	$2,268,551,379

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends (net of foreign taxes, $1,064,404)	$17,524,574
Interest	2,354,929
Total investment income	$19,879,503
Expenses
Investment adviser fee	$14,280,784
Administration fee	5,297,724
Trustees' fees and expenses	31,059
Custodian fee	828,230
Legal and accounting services	45,032
Miscellaneous	137,038
Total expenses	$20,619,867
Deduct — Reduction of custodian fee	$45
Reduction of investment adviser fee	34,676
Reduction of administration fee	571,339
Total expense reductions	$606,060
Net expenses	$20,013,807
Net investment loss	$(134,304)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,931,878
Foreign currency transactions	(729,545)
Net realized gain	$22,202,333
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$72,286,303
Foreign currency	67,460
Net change in unrealized appreciation (depreciation)	$72,353,763
Net realized and unrealized gain	$94,556,096
Net increase in net assets from operations	$94,421,792

See notes to financial statements

18

Worldwide Health Sciences Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income (loss)	$(134,304)	$725,538
Net realized gain from Investment and foreign currency transactions	22,202,333	43,802,040
Net change in unrealized appreciation from investments and foreign currency	72,353,763	209,860,354
Net increase in net assets from operations	$94,421,792	$254,387,932
Capital transactions — Contributions	$289,070,078	$551,512,361
Withdrawals	(678,337,362)	(747,903,288)
Net decrease in net assets from capital transactions	$(389,267,284)	$(196,390,927)
Net increase (decrease) in net assets	$(294,845,492)	$57,997,005
Net Assets
At beginning of year	$2,563,396,871	$2,505,399,866
At end of year	$2,268,551,379	$2,563,396,871

See notes to financial statements

19

Worldwide Health Sciences Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.81%	0.82%	1.08%	1.16%	1.05%
Net expenses after custodian fee reduction	0.81%	0.82%	1.07%	1.15%	1.03%
Net investment income (loss)	(0.01)%	0.03%	(0.37)%	(0.36)%	(0.26)%
Portfolio Turnover	14%	13%	13%	27%	38%
Total Return(1)	4.03%	10.85%	6.33%	23.51%	(21.37)%
Net assets, end of year (000's omitted)	$2,268,551	$2,563,397	$2,505,400	$2,108,247	$1,687,538
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.83%	0.83%
Expenses after custodian fee reduction	0.83%	0.83%
Net investment income (loss)	(0.03)%	0.02%

(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

20

Worldwide Health Sciences Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2006 the Eaton Vance Worldwide Health Sciences Fund (the Fund) had an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Concentration of Portfolio Sector Risk — The Portfolio concentrates its investments in medical research and the health care industry, so the Portfolio will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time: therefore, the Portfolio is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio's shares can also be impacted by regulatory activities that affect health sciences companies.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

21

Worldwide Health Sciences Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

E  Expense Reduction— Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Advisory Fees, Administrator's Fees and Other Transactions with Affiliates

Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion, 0.55% of average net assets of $2 billion but less than $3 billion and 0.50% of average net assets in excess of $3 billion. Effective March 28, 2005, OrbiMed agreed to fee reduction, such agreement being memorialized in a Fee Reduction Agreement between OrbiMed and the Portfolio. OrbiMed agreed to reduce its fee to the annual rate of 0.55% of average net assets of $2 billion but less than $2.5 billion and 0.50% of average net assets of $2.5 billion or more. In addition, effective September 1, 1997, OrbiMed's fee is

22

Worldwide Health Sciences Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the S & P 500 Index over a 36 month performance period. For the year ended August 31, 2006, the total fee including the performance adjustment was equivalent to 0.58% of the Portfolio's average daily net assets and amounted to $14,280,784.

OrbiMed has also agreed to reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2006, OrbiMed waived $34,676 of its advisory fee.

Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Portfolio's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 28, 2005, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.225% of the Portfolio's average daily net assets up to $500 million, 0.2083% of average net assets of $500 million but less than $1 billion, 0.1917% of average net assets of $1 billion but less than $1.5 billion, 0.1750% of average net assets of $1.5 billion but less than $2 billion, 0.1583% of average net assets of $2 billion but less than $2.5 billion and 0.1417% of average net assets of $2.5 billion or more. For the year ended August 31, 2006, the net administration fee including fee reductions was equivalent to 0.19% of the Portfolio's average net assets and amounted to $4,726,385.

Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan.

For the year ended August 31, 2006, no significant amounts have been deferred.

3  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $340,181,834 and $707,406,419, respectively, for the year ended August 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,787,896,621
Gross unrealized appreciation	$614,243,234
Gross unrealized depreciation	(137,657,828)
Net unrealized appreciation	$476,585,406

The net unrealized appreciation on foreign currency is $6,369

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

23

Worldwide Health Sciences Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2006.

7  Restricted Security

At August 31, 2006, the Portfolio owned the following security (representing 0.08% of net assets) which was restricted as to resale until December 28, 2006, pursuant to the terms of acquisition of Predix Pharmaceuticals Holdings, Inc. (Predix). The Fund held various registration rights and preferred securities of Predix, which was acquired by EPIX Pharmaceuticals, Inc., in an exchange for common stock on August 16, 2006. The fair value of this security is based on methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

Description	Date of Acquisition†	Shares/Face	Cost†	Fair Value
Common Stock
EPIX Pharmaceuticals, Inc.	8/16/06	286,422	$3,047,657	$1,852,206

†  Cost represented was the cost to acquire Predix at various times between 8/12/03 and 8/6/04.

8  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2006, there were no outstanding obligations under these financial instruments.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

24

Worldwide Health Sciences Portfolio as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Worldwide Health Sciences Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2006, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 20, 2006

25

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of

26

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Worldwide Health Sciences Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the "Fund") invests, with OrbiMed Advisors LLC (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 22 professional and ten support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted the excellent long-term performance of the Fund and the fact that performance has lagged in more recent periods. The Board noted that the Adviser had added resources that will enable the Adviser to consider a broader range of investment opportunities within the health sciences sector. In addition, the Board noted that

27

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

the Adviser was reevaluating its foreign investment strategy, which had adversely affected performance. The Board concluded that it would be appropriate to allow reasonable time to evaluate the effectiveness of these actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. In addition, the Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund and Portfolio on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC and "Orbimed" refers to Orbimed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	167	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1996 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (formerly, 2005). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	167	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

29

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	167	None

Principal Officers who are not Trustee(s)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Samuel D. Isaly(2) 3/12/45	President of the Portfolio	Since 2002(3)	Managing Partner of OrbiMed. Officer of 3 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Barbara Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 94 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

(3)  Prior to 2002, Mr. Isaly served as Vice President of the Portfolio since 1996 and Mr. Faust served as Vice President of the Trust since 1999. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

30

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Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Pricewaterhouse Coopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

426-10/06  HSSRC

Annual Report August 31, 2006

EATON VANCE
GREATER CHINA
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of August 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Pamela Chan

Portfolio Manager

The Fund

Performance for the Past Year

•                       The Fund’s Class A shares had a total return of 24.38% for the year ended August 31, 2006. This return resulted from an increase in net asset value (NAV) per share to $18.01 on August 31, 2006, from $14.59 on August 31, 2005, and the reinvestment of $0.117 in dividends.(1)

•                       The Fund’s Class B shares had a total return of 23.77% for the year ended August 31, 2006. This return resulted from an increase in NAV per share to $18.01 on August 31, 2006, from $14.59 on August 31, 2005, and the reinvestment of $0.042 in dividends.(1)

•                       The Fund’s Class C shares had a total return of 23.78% for the year ended August 31, 2006. This return resulted from an increase in NAV per share to $17.98 on August 31, 2006, from $14.58 on August 31, 2005, and the reinvestment of $0.058 in dividends.(1)

•                       For comparison, the Morgan Stanley Capital International Golden Dragon Index – a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan – had a total return of 18.25% for the year ended August 31, 2006,(2) while the Fund’s peer group, the Lipper China Region Funds Classification, had an average total return of 27.89%.(2)

Management Discussion

•                       The Fund seeks long-term capital appreciation by investing in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People’s Republic of China. The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”). The China region markets posted robust returns during the fiscal year ended August 31, 2006. China’s stock market was supported by ample liquidity and strong inflows of foreign fixed-asset and portfolio investment alike. Domestic demand continued to surge and exports exceeded government targets. Despite higher oil prices, inflation remained moderate, although the nation’scentral bank raised interest rates to prevent an overheating of the economy. The Hong Kong market was boosted by rising wages and an improving property market. Taiwan’s market rose sharply in the first half of the fiscal year, but gave up a portion of its gains amid slowing demand for PCs and electronics equipment.

•                       China was the Portfolio’s largest country weighting at August 31, 2006.(3) Chinese consumer discretionary stocks drove the Fund’s outperformance of its benchmark. High-end specialty retailers, department stores and food retailers were strong performers, as was an IT service company, China’s largest instant messaging provider. The Portfolio increased its weighting in the financial sector, with life insurers and property developers faring especially well.(3)

•                       The Portfolio slightly reduced its exposure to Taiwan during the period. Performance was helped by an investment in a leading Taiwan handset maker. Innovative hardware designs have helped the company, as users cope with the introduction of new disruptive phone technologies. Another strong Taiwan-based performer was a provider of electronic security. A rising percentage of Taiwan’s property owners are opting for electronic security devices and services.

•                       In Hong Kong, utility and industrial stocks were the strongest areas. Other leading performers were a marketing and distribution company helping consumer goods companies penetrate the China market, and a watch maker with growing ties to China.

•                       Performance was hurt somewhat by an under-weighting in Chinese telecom services, as leading companies continued to surpass expectations for subscriber growth and profitability. An underweight position in energy also hurt performance, as oil stocks surged higher. Poor performers included a China-based electrical appliance retailer and a Hong Kong-based, high-end home furnishingretailer, each hurt by narrowing margins.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class A and I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(2)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)  Country weightings and industry weightings are subject to change due to active management.

1

Eaton Vance Greater China Growth Fund as of August 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International Golden Dragon Index (MSCI Golden Dragon Index), a broad-based, unmanaged market index of common stocks traded in China, Hong Kong and Taiwan. Because the MSCI Golden Dragon Index begins on 12/31/00, the Fund’s previous benchmark, the MSCI All Country Far East Freeex-Japan Index – an unmanaged index of common stocks traded in developed and emerging markets in the Far East (excluding Japan) is included for a comparison dating from 12/31/98. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Indexes. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value andpublic offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance (1)	Class A	Class B	Class C
Average Annual Total Returns(at net asset value)
One Year	24.38%	23%	23.78%
Five Years	16.13	15.46	15.39
Ten Years	3.02	2.41	2.34
Life of Fund †	5.273	3.58	0.52
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	17.22%	18.77%	22.78%
Five Years	14.76	15.24	15.39
Ten Years	2.41	2.41	2.34
Life of Fund †	4.82	3.58	0.52

† Inception Dates – Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93; Class I shares had not commenced operations as of August 31, 2006.

(1)  Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year returns for Class C reflect 1% CDSC. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Sector Weightings(2)

By Net Assets

(2)   Reflects the Portfolio’s investments as of August 31, 2006. May not be representative of the Portfolio’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton

Vance Greater China Growth Fund Class A vs. the Morgan Stanley

Capital International Golden Dragon Index and the Morgan Stanley

Capital International All Country Far East Free ex-Japan Index*

*      Source: Thomson Financial. Class A of the Fund commenced operations on 10/28/92. Class B of the Fund commenced operations on 6/7/93. Class C commenced operations on 12/28/93. Class I shares had not commenced operations as of August 31, 2006.

A $10,000 hypothetical investment at net asset value in Class B and Class C of the Fund on 8/31/96 would have been valued at $12,683 and $12,599, respectively. The MSCI All Country Far East Free ex-Japan Index began on 12/31/98. The MSCI Golden Dragon Index began on 12/31/00. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Ten Largest Holdings(3)

By Net Assets

China Mobile, Ltd.	4.2%
Ports Design, Ltd.	3.3
Esprit Holdings, Ltd.	3.1
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
Cheung Kong Holdings, Ltd.	2.8
PetroChina Co., Ltd.	2.8
China Life Insurance Co., Ltd. - Class H	2.7
Hong Kong & China Gas Co., Ltd.	2.5
Guangzhou R&F Properties Co., Ltd. - Class H	2.4
Vision Grande Group Holdings, Ltd.	2.3

(3)   Ten Largest Holdings represented 29.0% of Portfolio net assets as of August 31, 2006. Holdings may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

2

Eaton Vance Greater China Growth Fund as of August 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 – August 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater China Growth Fund

	Beginning Account Value (3/1/06)	Ending Account Value (8/31/06)	Expenses Paid During Period* (3/1/06 - 8/31/06)
Actual
Class A	$1,000.00	$1,060.00	$11.99
Class B	$1,000.00	$1,057.60	$14.57
Class C	$1,000.00	$1,057.70	$14.57
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.60	$11.72
Class B	$1,000.00	$1,011.00	$14.24
Class C	$1,000.00	$1,011.00	$14.24

* Expenses are equal to the Fund's annualized expense ratio of 2.31% for Class A shares, 2.81% for Class B and 2.81% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2006. The example reflects expenses of both the Fund and the Portfolio. Class I shares had not commenced operations as of August 31, 2006.

3

Eaton Vance Greater China Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investment in Greater China Growth Portfolio, at value (identified cost, $142,181,856)	$187,517,647
Receivable for Fund shares sold	603,065
Receivable from the Manager and the Investment Adviser to the Portfolio	7,844
Total assets	$188,128,556
Liabilities
Payable for Fund shares redeemed	$530,007
Payable to affiliate for distribution and service fees	106,656
Payable to affiliate for management fee	39,218
Accrued expenses	89,369
Total liabilities	$765,250
Net Assets	$187,363,306
Sources of Net Assets
Paid-in capital	$167,077,252
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(25,278,652)
Accumulated undistributed net investment income	228,915
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	45,335,791
Total	$187,363,306
Class A Shares
Net Assets	$131,282,945
Shares Outstanding	7,290,910
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.01
Maximum Offering Price Per Share (100 ÷ 94.25 of $18.01)	$19.11
Class B Shares
Net Assets	$23,533,070
Shares Outstanding	1,306,918
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.01
Class C Shares
Net Assets	$32,547,291
Shares Outstanding	1,810,541
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.98
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $306,870)	$3,858,191
Interest allocated from Portfolio	201,848
Expenses allocated from Portfolio	(1,977,939)
Net investment income from Portfolio	$2,082,100
Expenses
Management fee	$386,509
Trustees' fees and expenses	3,577
Distribution and service fees
Class A	551,385
Class B	199,809
Class C	243,505
Transfer and dividend disbursing agent fees	359,900
Printing and postage	62,387
Registration fees	67,277
Legal and accounting services	23,917
Custodian fee	5,346
Miscellaneous	6,281
Total expenses	$1,909,893
Deduct —
Reduction of custodian fee	$5,346
Allocation of expenses to the Manager and the Investment Adviser to the Portfolio	39,192
Total expense reductions	$44,538
Net expenses	$1,865,355
Net investment income	$216,745
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (identified cost basis)	$6,483,431
Foreign currency transactions	13,458
Net realized gain	$6,496,889
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$23,304,827
Foreign currency	(42,091)
Net change in unrealized appreciation (depreciation)	$23,262,736
Net realized and unrealized gain	$29,759,625
Net increase in net assets from operations	$29,976,370

See notes to financial statements

4

Eaton Vance Greater China Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations —
Net investment income	$216,745	$859,301
Net realized gain from investment transactions and foreign currency transactions	6,496,889	10,286,335
Net change in unrealized appreciation (depreciation) from investments and foreign currency	23,262,736	8,753,778
Net increase in net assets from operations	$29,976,370	$19,899,414
Distributions to shareholders — From net investment income
Class A	$(721,576)	$(168,556)
Class B	(46,499)	—
Class C	(71,711)	(25,867)
Total distributions to shareholders	$(839,786)	$(194,423)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$41,332,279	$17,268,711
Class B	9,915,193	5,082,233
Class C	17,445,744	7,022,360
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	571,854	133,758
Class B	38,546	—
Class C	55,458	19,410
Cost of shares redeemed
Class A	(23,473,733)	(15,495,569)
Class B	(4,358,037)	(2,874,119)
Class C	(6,285,750)	(3,238,286)
Net asset value of shares exchanged
Class A	2,758,625	1,390,050
Class B	(2,758,625)	(1,390,050)
Redemption Fees	21,651	26,596
Net increase in net assets from Fund share transactions	$35,263,205	$7,945,094
Net increase in net assets	$64,399,789	$27,650,085
Net Assets
At beginning of year	$122,963,517	$95,313,432
At end of year	$187,363,306	$122,963,517
Accumulated undistributed net investment income included in net assets
At end of year	$228,915	$838,498

See notes to financial statements

5

Eaton Vance Greater China Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$14.590	$12.070	$10.210	$8.310	$8.630
Income (loss) from operations
Net investment income (loss)	$0.045	$0.124	$0.104	$0.026	$(0.042)
Net realized and unrealized gain (loss)	3.490	2.422	1.761	1.862	(0.278)
Total income (loss) from operations	$3.535	$2.546	$1.865	$1.888	$(0.320)
Less distributions
From net investment income	$(0.117)	$(0.029)	$(0.028)	$—	$—
Total distributions	$(0.117)	$(0.029)	$(0.028)	$—	$—
Redemption fees	$0.002	$0.003	$0.023	$0.012	$—
Net asset value — End of year	$18.010	$14.590	$12.070	$10.210	$8.310
Total Return(2)	24.38%	21.13%	18.51%	22.86%	(3.71)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$131,283	$88,860	$70,923	$30,892	$25,091
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.35%	2.47%	2.67%	3.07%	2.68%
Net expenses after custodian fee reduction(3)	2.34%	2.36%	2.55%	2.87%	2.37%
Net investment income (loss)	0.27%	0.89%	0.88%	0.31%	(0.46)%
Portfolio Turnover of the Portfolio	49%	79%	124%	114%	155%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee or an allocation of expenses to the administrator. The operating expenses of the Fund may reflect an allocation of expenses to the manager. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.38%	2.51%	—	—	—
Expenses after custodian fee reduction(3)	2.37%	2.40%	—	—	—
Net investment income	0.24%	0.85%	—	—	—
Net investment income per share	$0.041	$0.119	—	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

6

Eaton Vance Greater China Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2006(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$14.590	(2)	$12.110	$10.260	$8.410	$8.800
Income (loss) from operations
Net investment income (loss)	$(0.037)		$0.060	$(0.120)	$(0.020)	$(0.090)
Net realized and unrealized gain (loss)	3.497		2.417	1.930	1.870	(0.300)
Total income (loss) from operations	$3.460		$2.477	$1.810	$1.850	$(0.390)
Less distributions
From net investment income	$(0.042	)(2)	$—	$—	$—	$—
Total distributions	$(0.042)		$—	$—	$—	$—
Redemption fees	$0.002		$0.003	$0.040	$—	$—
Net asset value — End of year	$18.010		$14.590	$12.110	$10.260	$8.410
Total Return(3)	23.77%		20.49%	18.03%	21.99%	(4.44)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$23,533		$16,935	$13,365	$37,282	$32,946
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.85%		2.97%	3.17%	3.57%	3.18%
Net expenses after custodian fee reduction(4)	2.84%		2.86%	3.05%	3.37%	2.87%
Net investment income (loss)	(0.22)%		0.42%	(1.02)%	(0.22)%	(0.96)%
Portfolio Turnover of the Portfolio	49%		79%	124%	114%	155%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee or an allocation of expenses to the administrator. The operating expenses of the Fund may reflect an allocation of expenses to the manager. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.88%		3.01%	—	—	—
Expenses after custodian fee reduction(4)	2.87%		2.90%	—	—	—
Net investment income (loss)	(0.25)%		0.38%	—	—	—
Net investment income (loss) per share	$(0.041)		$0.053	—	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8704592-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Greater China Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2006(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$14.580	(2)	$12.120	$10.280	$8.440	$8.840
Income (loss) from operations
Net investment income (loss)	$(0.026)		$0.066	$— (3)	$(0.010)	$(0.080)
Net realized and unrealized gain (loss)	3.482		2.418	1.806	1.850	(0.320)
Total income (loss) from operations	$3.456		$2.484	$1.806	$1.840	$(0.400)
Less distributions
From net investment income	$(0.058	)(2)	$(0.027)	$—	$—	$—
Total distributions	$(0.058)		$(0.027)	$—	$—	$—
Redemption fees	$0.002		$0.003	$0.034	$—	$—
Net asset value — End of year	$17.980		$14.580	$12.120	$10.280	$8.440
Total Return(4)	23.78%		20.54%	17.82%	21.93%	(4.61)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$32,547		$17,168	$11,026	$3,672	$2,897
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.85%		2.97%	3.17%	3.57%	3.18%
Net expenses after custodian fee reduction(5)	2.84%		2.86%	3.05%	3.37%	2.87%
Net investment income (loss)	(0.15)%		0.48%	(0.01)%	(0.15)%	(0.89)%
Portfolio Turnover of the Portfolio	49%		79%	124%	114%	155%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee or an allocation of expenses to the administrator. The operating expenses of the Fund may reflect an allocation of expenses to the manager. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(5)	2.88%		3.01%	—	—	—
Expenses after custodian fee reduction(5)	2.87%		2.90%	—	—	—
Net investment income (loss)	(0.18)%		0.44%	—	—	—
Net investment income (loss) per share	$(0.030)		$0.061	—	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.5894448-for-1 reverse stock split effective on November 11, 2005.

(3)  Equal to less than $0.001 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Greater China Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class I shares had not commenced operations as of August 31, 2006. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2006, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2007, August 31, 2008 and August 31, 2011 ($20,798,647, $1,617,906 and $3,315,639), respectively.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9

Eaton Vance Greater China Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

I  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Class I shares had not commenced operations as of August 31, 2006. The redemption fee is accounted for as an addition to paid-in capital and amounted to $21,651 for the year ended August 31, 2006.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended August 31, 2006 and August 31, 2005 was as follows:

	Year Ended August 31,
	2006	2005
Distributions declared from:

Ordinary Income	$839,786	$194,423

During the year ended August 31, 2006, accumulated undistributed net investment income was increased by $13,458 and accumulated net realized loss was increased by $13,458 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on net assets or net asset value per share.

As of August 31, 2006, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$228,915
Capital loss carryforwards	$(25,732,192)
Unrealized appreciation	$45,789,331

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Class I shares had not commenced operations as of August 31, 2006. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2006	2005
Sales	2,416,327	1,223,147
Issued to shareholders electing to receive payments of distributions in Fund shares	37,182	9,799
Redemptions	(1,422,674)	(1,116,818)
Exchange from Class B shares	168,405	98,483
Net increase	1,199,240	214,611
	Year Ended August 31,
Class B	2006(1)	2005(1)
Sales	576,389	363,600
Issued to shareholders electing to receive payments of distributions in Fund shares	2,496	—
Redemptions	(262,031)	(208,626)
Exchange to Class A shares	(170,595)	(98,308)
Net increase	146,259	56,666
	Year Ended August 31,
Class C	2006(2)	2005(2)
Sales	1,007,565	497,078
Issued to shareholders electing to receive payments of distributions in Fund shares	3,599	1,418
Redemptions	(378,094)	(230,682)
Net increase	633,070	267,814

(1)  Transactions reflect the effects of a 0.8704592-for-1 reverse stock split effective November 11, 2005.

(2)  Transactions reflect the effects of a 0.5894448-for-1 reverse stock split effective November 11, 2005.

10

Eaton Vance Greater China Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Management Fee and Other Transactions
with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2006, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $386,509. Effective March 27, 2006, the Advisor, Lloyd George Management (Bermuda) Limited, (LGM) and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EVM and LGM were allocated $39,192 of the Fund's operating expenses for the year ended August 31, 2006. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2006, EVM received $19,582 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $126,050 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $355,717, $149,857 and $182,629 for Class A, Class B and Class C shares, respectively to or payable to EVD for the year ended August 31, 2006, representing approximately 0.32%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At August 31, 2006, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,751,000 and $9,278,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2006 amounted to approximately $195,668, $49,952 and $60,876 for Class A, Class B and Class C shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more made within twelve months of purchase, and on redemptions of Class B shares made within six years of purchase and Class C shares made within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months

11

Eaton Vance Greater China Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $0, $67,000 and $15,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended August 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $68,721,720 and $35,803,447, respectively, for the year ended August 31, 2006.

8  Reverse Stock Split

On October 17, 2005, the Trustees of the Trust approved a 0.8704592-for-1 and 0.5894448-for-1 reverse stock splits for Class B and Class C shares, respectively, effective November 11, 2005. The reverse stock splits will have no impact on the overall value of the shareholder's investment in the Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

12

Eaton Vance Greater China Growth Fund as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the Fund) (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Eaton Vance Greater China Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2006

13

Eaton Vance Greater China Growth Fund as of August 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $2,963,275, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended August 31, 2006, the Fund paid foreign taxes of $306,870 and recognized foreign source income of $4,165,061.

14

Greater China Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 91.6%
Shares	Security	Value
China — 41.4%
Auto Components — 1.6%
4,314,000	Minth Group, Ltd.	$2,920,707
		$2,920,707
Commercial Banks — 3.4%
6,070,000	Bank of China, Ltd. - Class H(1)	$2,630,392
8,471,000	China Construction Bank - Class H(1)	3,667,558
		$6,297,950
Containers & Packaging — 2.3%
5,500,000	Vision Grande Group Holdings, Ltd.	$4,274,508
		$4,274,508
Electrical Equipment — 1.4%
8,012,000	Shanghai Electric Group Co., Ltd. - Class H	$2,627,139
		$2,627,139
Household Durables — 1.2%
5,439,000	Samson Holding, Ltd.	$2,270,648
		$2,270,648
Independent Power Producers & Energy Traders — 1.7%
4,880,000	Huaneng Power International, Inc. - Class H	$3,243,127
		$3,243,127
Insurance — 2.7%
2,826,000	China Life Insurance Co., Ltd. - Class H(1)	$5,017,980
		$5,017,980
Internet Software & Services — 1.3%
1,144,000	Tencent Holdings, Ltd.	$2,498,696
		$2,498,696
Machinery — 2.3%
3,138,000	China Infrastructure Machinery Holdings, Ltd.(1)	$2,187,027
6,374,000	Shanghai Prime Machinery Co., Ltd. - Class H(1)	2,032,664
		$4,219,691

Shares	Security	Value
Media — 1.8%
58,200	Focus Media Holding, Ltd. ADR(1)	$3,433,800
		$3,433,800
Multiline Retail — 1.9%
1,050,000	Parkson Retail Group, Ltd.	$3,508,031
		$3,508,031
Oil, Gas & Consumable Fuels — 4.3%
3,310,000	CNOOC, Ltd.	$2,886,472
4,606,000	PetroChina Co., Ltd.	5,170,392
		$8,056,864
Paper and Forest Products — 1.6%
3,335,000	Nine Dragons Paper Holdings, Ltd.(1)	$3,057,519
		$3,057,519
Real Estate Management & Development — 2.4%
907,000	Guangzhou R&F Properties Co., Ltd. - Class H(1)	$4,560,193
		$4,560,193
Textiles, Apparel & Luxury Goods — 4.8%
4,034,000	Ports Design, Ltd.	$6,239,021
5,126,000	Prime Success International Group	2,822,501
		$9,061,522
Transportation Infrastructure — 2.5%
880,000	COSCO Pacific, Ltd.	$1,969,963
4,202,000	Zhejiang Expressway Co., Ltd. - Class H	2,706,519
		$4,676,482
Wireless Telecommunication Services — 4.2%
1,177,000	China Mobile, Ltd.	$7,915,530
		$7,915,530
Total China (identified cost $54,451,711)		$77,640,387

See notes to financial statements

15

Greater China Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Hong Kong — 24.5%
Shares	Security	Value
Commercial Banks — 1.9%
197,731	HSBC Holdings PLC	$3,588,315
		$3,588,315
Distributors — 2.1%
2,341,000	Integrated Distribution Services Group, Ltd.	$4,010,668
		$4,010,668
Diversified Financial Services — 3.6%
418,000	Hong Kong Exchanges and Clearing, Ltd.	$2,834,396
216,604	Jardine Matheson Holdings, Ltd.	3,812,230
		$6,646,626
Gas Utilities — 2.5%
2,041,000	Hong Kong and China Gas Co., Ltd.	$4,738,382
		$4,738,382
Industrial Conglomerates — 1.2%
1,147,000	NWS Holdings, Ltd.	$2,327,407
		$2,327,407
Media — 0.9%
13,030,000	Tom Group, Ltd.(1)	$1,689,796
		$1,689,796
Real Estate Management & Development — 5.9%
469,000	Cheung Kong Holdings, Ltd.	$5,177,078
263,000	Great Eagle Holdings, Ltd.	868,510
348,500	Swire Pacific, Ltd. - Class A	3,809,854
660,000	Swire Pacific, Ltd. - Class B	1,272,621
		$11,128,063
Specialty Retail — 3.1%
699,000	Esprit Holdings, Ltd.	$5,804,177
		$5,804,177
Textiles, Apparel & Luxury Goods — 1.9%
5,700,000	Peace Mark Holdings, Ltd.	$3,479,443
		$3,479,443

Shares	Security	Value
Wireless Telecommunication Services — 1.4%
1,474,000	Hutchinson Telecommunications International, Ltd.(1)	$2,594,810
		$2,594,810
Total Hong Kong (identified cost $33,910,545)		$46,007,687
Taiwan — 25.7%
Chemicals — 1.4%
1,809,000	Taiwan Fertilizer Co., Ltd.	$2,716,175
		$2,716,175
Commercial Services & Supplies — 2.6%
316,000	104 Corp.	$1,753,262
1,747,825	Taiwan Secom Co., Ltd.	3,093,592
		$4,846,854
Computer Peripherals — 3.3%
1,563,153	Acer, Inc.	$2,409,982
152,400	High Tech Computer Corp.	3,829,492
		$6,239,474
Distributors — 1.1%
3,462,942	Test-Rite International Co.	$1,998,660
		$1,998,660
Electronic Equipment & Instruments — 2.0%
1,447,057	AU Optronics Corp.	$2,117,291
308,400	Hon Hai Precision Industry Co., Ltd.	1,734,257
		$3,851,548
Hotels, Restaurants & Leisure — 1.9%
1,278,000	Formosa International Hotels Corp.	$3,529,319
		$3,529,319
Insurance — 1.4%
1,346,789	Cathay Financial Holding Co., Ltd.	$2,568,629
		$2,568,629

See notes to financial statements

16

Greater China Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Shares	Security	Value
Leisure Equipment & Products — 3.4%
771,750	Johnson Health Tech Co., Ltd.	$4,145,754
105,000	Largan Precision Co., Ltd.	2,169,013
		$6,314,767
Semiconductors & Semiconductor Equipment — 7.6%
317,020	MediaTek, Inc.	$2,882,344
546,874	Novatek Microelectronics Corp., Ltd.	2,688,864
4,812,069	Powerchip Semiconductor Corp.	3,172,419
3,074,666	Taiwan Semiconductor Manufacturing Co., Ltd.	5,439,632
		$14,183,259
Wireless Telecommunication Services — 1.0%
1,768,300	Far EasTone Telecommunications Co., Ltd.	$1,912,141
		$1,912,141
Total Taiwan (identified cost $38,026,235)		$48,160,826
Total Common Stocks (identified cost $126,388,491)		$171,808,900
Total Investments — 91.6% (identified cost $126,388,491)		$171,808,900
Other Assets, Less Liabilities — 8.4%		$15,708,987
Net Assets — 100.0%		$187,517,887

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

17

Greater China Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Top Ten Holdings
Company	Industry Sector	Percentage of Net Assets	Value
China Mobile, Ltd.	Wireless Telecommunication Services	4.2%	$7,915,530
Ports Design, Ltd.	Textiles, Apparel & Luxury Goods	3.3	6,239,021
Esprit Holdings, Ltd.	Specialty Retail	3.1	5,804,177
Taiwan Semiconductor Manufacturing Co., Ltd.	Semiconductors & Semiconductor Equipment	2.9	5,439,632
Cheung Kong Holdings, Ltd.	Real Estate Management & Development	2.8	5,177,078
PetroChina Co., Ltd.	Oil, Gas & Consumable Fuels	2.8	5,170,392
China Life Insurance Co., Ltd. - Class H	Insurance	2.7	5,017,980
Hong Kong and China Gas Co., Ltd.	Gas Utilities	2.5	4,738,382
Guangzhou R&F Properties Co., Ltd. - Class H	Real Estate Management & Development	2.4	4,560,193
Vision Grande Group Holdings, Ltd.	Containers & Packaging	2.3	4,274,508
		29%	$54,336,893

Industry concentration — Below are the top ten industry sectors represented in the Portfolio of Investments
Company	Percentage of Net Assets	Value
Real Estate Management & Development	8.4%	$15,688,256
Semiconductors & Semiconductor Equipment	7.6	14,183,259
Textiles, Apparel & Luxury Goods	6.7	12,540,965
Wireless Telecommunication Services	6.6	12,422,481
Commercial Banks	5.3	9,886,265
Oil, Gas & Consumable Fuels	4.3	8,056,864
Insurance	4.0	7,586,609
Diversified Financial Services	3.5	6,646,626
Leisure Equipment & Products	3.4	6,314,767
Computer Peripherals	3.3	6,239,474
	53.1%	$99,565,566

See notes to financial statements

18

Greater China Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investments, at value (identified cost, $126,388,491)	$171,808,900
Cash	12,214,061
Foreign currency, at value (identified cost, $3,222,586)	3,145,171
Interest and dividends receivable	635,598
Total assets	$187,803,730
Liabilities
Payable to affiliate for investment advisory fees	$115,470
Payable to affiliate for administration fee	39,242
Accrued expenses	131,131
Total liabilities	$285,843
Net Assets applicable to investors' interest in Portfolio	$187,517,887
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	142,176,643
Net unrealized appreciation (computed on the basis of identified cost)	45,341,244
Total	$187,517,887

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends (net of foreign taxes, $306,870)	$3,858,197
Interest	201,848
Total investment income	$4,060,045
Expenses
Investment adviser fee	$1,158,285
Administration fee	390,899
Trustees' fees and expenses	14,375
Custodian fee	375,433
Legal and accounting services	53,391
Miscellaneous	5,468
Total expenses	$1,997,851
Deduct — Reduction of custodian fee	$19,908
Total expense reductions	$19,908
Net expenses	$1,977,943
Net investment income	$2,082,102
Realized and Unrealized Gain (Loss)
Net realized gain —
Investment transactions (identified cost basis)	$6,483,441
Foreign currency transactions	13,458
Net realized gain	$6,496,899
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$23,304,864
Foreign currency	(42,090)
Net change in unrealized appreciation (depreciation)	$23,262,774
Net realized and unrealized gain	$29,759,673
Net increase in net assets from operations	$31,841,775

See notes to financial statements

19

Greater China Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income	$2,082,102	$2,314,394
Net realized gain from investment transactions and foreign currency transactions	6,496,899	10,286,352
Net change in unrealized appreciation (depreciation) from investments and foreign currency	23,262,774	8,753,792
Net increase in net assets from operations	$31,841,775	$21,354,538
Capital transactions —
Contributions	$68,721,720	$28,884,385
Withdrawals	(35,803,447)	(22,937,162)
Net increase in net assets from capital transactions	$32,918,273	$5,947,223
Net increase in net assets	$64,760,048	$27,301,761
Net Assets
At beginning of year	$122,757,839	$95,456,078
At end of year	$187,517,887	$122,757,839

See notes to financial statements

20

Greater China Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.29%	1.27%	1.34%	1.43%	1.40%
Net expenses after custodian fee reduction	1.28%	1.18%	1.24%	1.25%	1.10%
Net investment income	1.35%	2.08%	1.70%	1.90%	0.81%
Portfolio Turnover	49%	79%	124%	114%	155%
Total Return	25.67%	22.54%	20.02%	24.59%	(2.72)%
Net assets, end of year (000's omitted)	$187,518	$122,758	$95,456	$71,829	$61,196

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	—	1.31%	—	—	—
Expenses after custodian fee reduction	—	1.22%	—	—	—
Net investment income	—	2.04%	—	—	—

See notes to financial statements

21

Greater China Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal circumstances, the Fund primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located in the China region. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2006 the Eaton Vance Greater China Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with

22

Greater China Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

IBT. All credit balances, if any, are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

D Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net

23

Greater China Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

assets exceed that level. For the year ended August 31, 2006 the adviser fee amounted to $1,158,285. Lloyd George Management (Bermuda) Limited has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers, if any, in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2006, the administrative fee amounted to $390,899. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $99,021,430 and $72,290,536, respectively, for the year ended August 31, 2006.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$126,388,491
Gross unrealized appreciation	$48,345,951
Gross unrealized depreciation	(2,925,542)
Net unrealized appreciation	$45,420,409

The unrealized depreciation on foreign currency and foreign currency transactions is $79,165.

  5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2006.

  7  Line of Credit

The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In

24

Greater China Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2006.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

25

Greater China Growth Portfolio as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Greater China Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the Portfolio), including the portfolio of investments, as of August 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2006

26

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

27

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Greater China Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater China Growth Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-,

28

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Ms. Chan is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	167	Director of EVC

Hon. Robert Lloyd George(2) 8/13/52	Trustee and President of the Portfolio	Since 1992	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	4	None

Noninterested Trustee(s)

Edward K.Y. Chen(2) 1/14/45	Trustee of the Portfolio	Since 1992	President of Lingnan University in Hong Kong	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1992 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	167	None

30

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	167	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Pamela Chan(2) 2/7/57	Vice President of the Portfolio	Since 2002	Director of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1992	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Ms. Chan and Mr. Kerr and Mr. Lloyd George is 3808 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1992. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance's Website at www.eatonvance.com or by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

406-10/06  CGSRC

Annual Report August 31, 2006

EATON VANCE GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Growth Fund as of August 31, 2006

M A N A G E M E N T’ S  D I S C U S S I O N  OF  F U N D  P E R F O R M A N C E

Arieh Coll

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended August 31, 2006, the Fund’s Class A shares had a total return of 7.52%. This return was the result of an increase in net asset value (NAV) per share to $8.01 on August 31, 2006, from $7.45 on August 31, 2005.(1)

•                  The Fund’s Class B shares had a total return of 6.70% for the same period, the result of an increase in NAV per share to $7.96 from $7.46.(1)

•                  The Fund’s Class C shares had a total return of 6.70% for the same period, the result of an increase in NAV per share to $7.96 from $7.46.(1)

•                  For comparison, the Fund’s primary benchmark, the S&P 500 Index — an unmanaged index commonly used as a measure of U.S. stock market performance — had a total return of 8.87% for the same period. The Fund’s Lipper peer group, the Lipper Mid-Cap Growth Funds Classification, had an average return of 4.57% for the same period.(2)

Management Discussion

•                  For the year ended August 31, 2006, Eaton Vance Growth Fund (the “Fund”) underperformed its primary benchmark, the S&P 500 Index, due to disappointments in the health care and financials sectors. However, the Fund outperformed the average return of its Lipper Classification due to favorable allocation and selection decisions in several equity sectors.(2)

•                  U.S. stock returns rode a roller coaster during the 12-month period, with a strong rally in the first five months of the fiscal year ended August 31, 2006, driven by impressive corporate earnings results and a belief that the Federal Reserve would ease monetary policy after almost two years of raising interest rates. Stock prices plunged in May 2006, however, on fears that interest rates could continue to rise and concerns about record-high energy prices. In the final months of the period, stocks again rallied, driven by a sharp decline in energy prices, fewer geopolitical worries, and benign inflation numbers that eased concerns about future rate hikes.

•                  The Fund currently invests its assets in a separate registered investment company with the same investment objective and policies as the Fund (the “Portfolio”). Sectors making significant contributions to the Fund’s performance during the period included wireless telecommunications, energy, materials and utilities.

•                  In wireless telecommunications, one holding accounted for much of the sector’s contribution. In the strong-performing energy and materials sectors, management had identified a long-term trend of reduced supply and increasing demand and overweighted the Portfolio accordingly. In addition, stock selection within these sectors was favorable, especially among metals and mining stocks (in the materials sector), which benefited from the high price of several metals, including gold. In the utilities sector, management identified several stocks that benefited during the period from increased efficiencies, higher energy prices, and diversification into other profitable businesses.(3)

•                  The financials sector detracted from relative performance, primarily due to disappointments among a few key stocks, including a reinsurance company that experienced unforeseen management problems. That holding was sold during the period. In the health care sector, one significant holding declined due to delays in the Federal Drug Administration approval process for the company’s products.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charge were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)       Industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Growth Fund as of August 31, 2006

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	7.52%	6.70%	6.70%
Five Years	5.02	4.24	4.24
Ten Years	5.68	4.79	4.55
Life of Fund†	9.16	6.56	6.19
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.39%	1.70%	5.70%
Five Years	3.79	3.90	4.24
Ten Years	5.06	4.79	4.55
Life of Fund†	9.04	6.56	6.19

†                  Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

(1)          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC One-Year return for Class C reflects a 1% CDSC.

*                 Source: Thomson Financial. Class A of the Fund commenced investment operations on 8/1/52.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 8/31/96 would have been valued at $15,964 and $15,608, respectively, on 8/31/06. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Growth Fund as of August 31, 2006

P O R T F O L I O  I N F O R M A T I O N

Common Stock Investments by Sector(1)

By net assets

(1)          As of 8/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings(2)

By net assets

MEMC Electronic Materials Inc.	4.1%
NII Holdings Inc.	4.0
Google Inc.	3.6
Loews Corp. – Carolina Group	3.3
Shire Pharmaceuticals PLC ADR	3.3
Foster Wheeler Ltd.	3.0
Hess Corp.	2.9
Gammon Lake Resources Inc.	2.8
Glamis Gold Ltd.	2.5
Apple Computer Inc.	2.5

(2)          Top Ten Holdings represented 32% of Portfolio net assets as of 8/31/06.  Holdings are subject to change due to active management.

3

Eaton Vance Growth Fund as of August 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 – August 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Growth Fund

	Beginning Account Value (3/1/06)	Ending Account Value (8/31/06)	Expenses Paid During Period* (3/1/06 – 8/31/06)
Actual
Class A	$1,000.00	$987.70	$6.31
Class B	$1,000.00	$983.90	$10.05
Class C	$1,000.00	$983.90	$10.05
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.41
Class B	$1,000.00	$1,015.10	$10.21
Class C	$1,000.00	$1,015.10	$10.21

* Expenses are equal to the Fund's annualized expense ratio of 1.26% for Class A shares, 2.01% for Class B shares and 2.01% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investment in Growth Portfolio, at value (identified cost, $103,408,030)	$122,414,953
Receivable for Fund shares sold	36,994
Total assets	$122,451,947
Liabilities
Payable to affiliate for distribution and service fees	$59,887
Payable for Fund shares redeemed	57,646
Accrued expenses	61,231
Total liabilities	$178,764
Net Assets	$122,273,183
Sources of Net Assets
Paid-in capital	$100,493,161
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	2,773,099
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	19,006,923
Total	$122,273,183
Class A Shares
Net Assets	$105,557,135
Shares Outstanding	13,184,939
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.01
Maximum Offering Price Per Share (100 ÷ 94.25 of $8.01)	$8.50
Class B Shares
Net Assets	$10,313,928
Shares Outstanding	1,296,379
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.96
Class C Shares
Net Assets	$6,402,120
Shares Outstanding	804,691
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.96
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $15,693)	$788,134
Interest allocated from Portfolio	273,078
Security lending income allocated from Portfolio, net	65,714
Expenses allocated from Portfolio	(936,453)
Net investment income from Portfolio	$190,473
Expenses
Trustees' fees and expenses	$3,687
Distribution and service fees
Class A	266,480
Class B	111,183
Class C	65,407
Transfer and dividend disbursing agent fees	158,270
Registration fees	59,634
Legal and accounting services	39,185
Printing and postage	29,652
Custodian fee	22,550
Miscellaneous	4,744
Total expenses	$760,792
Net investment loss	$(570,319)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (identified cost basis)	$10,716,254
Foreign currency transactions	(16,163)
Net realized gain	$10,700,091
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,338,693)
Net change in unrealized appreciation (depreciation)	$(1,338,693)
Net realized and unrealized gain	$9,361,398
Net increase in net assets from operations	$8,791,079

See notes to financial statements

5

Eaton Vance Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment loss	$(570,319)	$(748,619)
Net realized gain from investment transactions and foreign currency transactions	10,700,091	13,858,299
Net change in unrealized appreciation (depreciation) from investments	(1,338,693)	11,208,739
Net increase in net assets from operations	$8,791,079	$24,318,419
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$8,801,114	$6,701,316
Class B	2,144,946	2,106,660
Class C	1,680,087	962,727
Cost of shares redeemed
Class A	(16,617,232)	(18,504,903)
Class B	(3,303,487)	(3,368,108)
Class C	(1,902,063)	(2,045,251)
Net asset value of shares exchanged
Class A	846,236	625,446
Class B	(846,236)	(625,446)
Net decrease in net assets from Fund share transactions	$(9,196,635)	$(14,147,559)
Net increase (decrease) in net assets	$(405,556)	$10,170,860
Net Assets
At beginning of year	$122,678,739	$112,507,879
At end of year	$122,273,183	$122,678,739

See notes to financial statements

6

Eaton Vance Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$7.450	$6.060	$6.310	$4.760	$6.270
Income (loss) from operations
Net investment loss	$(0.028)	$(0.035)	$(0.039)	$(0.057)	$(0.057)
Net realized and unrealized gain (loss)	0.588	1.425	(0.211)	1.607	(1.453)
Total income (loss) from operations	$0.560	$1.390	$(0.250)	$1.550	$(1.510)
Net asset value — End of year	$8.010	$7.450	$6.060	$6.310	$4.760
Total Return(2)	7.52%	22.94%	(3.96)%	32.56%	(24.08)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$105,557	$104,876	$95,214	$96,673	$80,121
Ratios (As a percentage of average daily net assets):
Net expenses(3)	1.26%	1.27%	1.26%	1.38%	1.29%
Net expenses after custodian fee reduction(3)	1.26%	1.27%	1.26%	1.38%	1.29%
Interest expense(3)	—	—	0.01%	—	—
Net investment loss	(0.35)%	(0.50)%	(0.60)%	(1.13)%	(0.99)%
Portfolio Turnover of the Portfolio	208%	201%	276%	217%	282%
† The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	1.26%	1.28%
Expenses after custodian fee reduction(3)	1.26%	1.28%
Net investment loss	(0.35)%	(0.51)%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$7.460 (2)	$6.110	$6.410	$4.880	$6.470
Income (loss) from operations
Net investment loss	$(0.087)	$(0.087)	$(0.094)	$(0.097)	$(0.104)
Net realized and unrealized gain (loss)	0.587	1.437	(0.206)	1.627	(1.486)
Total income (loss) from operations(4)	$0.500	$1.350	$(0.300)	$1.530	$(1.590)
Net asset value — End of year	$7.960	$7.460	$6.110	$6.410	$4.880
Total Return(3)	6.70%	21.91%	(4.64)%	31.52%	(24.59)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$10,314	$11,609	$11,247	$13,254	$6,972
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.01%	2.02%	2.01%	2.13%	2.04%
Net expenses after custodian fee reduction(4)	2.01%	2.02%	2.01%	2.13%	2.04%
Interest expense(4)	—	—	0.01%	—	—
Net investment loss	(1.11)%	(1.25)%	(1.43)%	(1.87)%	(1.74)%
Portfolio Turnover of the Portfolio	208%	201%	276%	217%	282%
† The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.01%	2.03%
Expenses after custodian fee reduction(4)	2.01%	2.03%
Net investment loss	(1.11)%	(1.26)%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8804348-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$7.460 (2)	$6.120	$6.420	$4.880	$6.470
Income (loss) from operations
Net investment loss	$(0.086)	$(0.087)	$(0.088)	$(0.097)	$(0.106)
Net realized and unrealized gain (loss)	0.586	1.427	(0.212)	1.637	(1.484)
Total income (loss) from operations	$0.500	$1.340	$(0.300)	$1.540	$(1.590)
Net asset value — End of year	$7.960	$7.460	$6.120	$6.420	$4.880
Total Return(3)	6.70%	21.91%	(4.60)%	31.53%	(24.62)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$6,402	$6,194	$6,048	$4,592	$2,491
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.01%	2.02%	2.01%	2.13%	2.04%
Net expenses after custodian fee reduction(4)	2.01%	2.02%	2.01%	2.13%	2.04%
Interest expense(4)	—	—	0.01%	—	—
Net investment loss	(1.10)%	(1.25)%	(1.34)%	(1.87)%	(1.75)%
Portfolio Turnover of the Portfolio	208%	201%	276%	217%	282%
† The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.01%	2.03%
Expenses after custodian fee reduction(4)	2.01%	2.03%
Net investment loss	(1.10)%	(1.26)%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.6263587-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.9% at August 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. There were no credit balances used to reduce the Portfolio's custodian fees for the year ended August 31, 2006.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended August 31, 2006, capital loss carryovers of $7,178,962 were utilized to offset net realized gains.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements

10

Eaton Vance Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends semiannually and to make at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

There were no distributions paid for the years ended August 31, 2006 and August 31, 2005.

During the year ended August 31, 2006, paid-in-capital was decreased by $586,485, accumulated net investment loss was decreased by $570,319, and accumulated net realized loss on investments was increased by $16,166 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on tax basis were as follows:

Undistributed long-term capital gains	$3,419,926
Unrealized appreciation	18,360,096

The difference between components of distributable earnings (accumulated losses) on tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2006	2005
Sales	1,104,968	977,218
Redemptions	(2,111,326)	(2,692,452)
Exchange from Class B shares	107,922	89,962
Net decrease	(898,436)	(1,625,272)
	Year Ended August 31,
Class B	2006	2005(1)
Sales	272,285	296,620
Redemptions	(429,436)	(489,543)
Exchange to Class A shares	(103,421)	(89,593)
Net decrease	(260,572)	(282,516)
	Year Ended August 31,
Class C	2006	2005(1)
Sales	215,049	139,480
Redemptions	(241,047)	(297,679)
Net decrease	(25,998)	(158,199)

(1) Transactions have been restated to reflect the effects of a 1.8804348-for-1 stock split on Class B shares and a 1.6263587-for-1 stock split on Class C shares effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2006, EVM received $12,060 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $12,000 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2006.

11

Eaton Vance Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended August 31, 2006 amounted to $266,480 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $83,387 and $49,055 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At August 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $43,000 and $737,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended August 31, 2006 amounted to $27,796 and $16,352 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $4, $41,000 and $181 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $12,627,845 and $22,648,895 respectively, for the year ended August 31, 2006

8  Stock Split

On October 17, 2005, the Trustees of the Trust approved a 1.8804348-for-1 and 1.6263587-for-1 stock split for Class B and Class C shares, respectively, effective November 11, 2005. The stock splits had no impact on the overall value of the shareholder's investment in the Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an

12

Eaton Vance Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

13

Eaton Vance Growth Fund as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Growth Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 20, 2006

14

Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%
Security	Shares	Value
Biotechnology — 1.7%
Celgene Corp.(1)	48,000	$1,953,120
Ligand Pharmaceuticals, Inc., Class B(1)(2)	12,802	129,812
		$2,082,932
Building Products — 0.5%
Goodman Global, Inc.(1)	47,000	$591,730
		$591,730
Capital Markets — 5.2%
E*Trade Financial Corp.(1)	126,500	$2,984,135
Goldman Sachs Group, Inc. (The)	7,500	1,114,875
TD Ameritrade Holding Corp.	129,000	2,260,080
		$6,359,090
Commercial Services & Supplies — 0.5%
Copart, Inc.(1)	23,769	$667,196
		667,196
Communications Equipment — 2.2%
Research In Motion, Ltd.(1)	33,129	$2,733,142
		$2,733,142
Computer Peripherals — 3.0%
Apple Computer, Inc.(1)(2)	45,000	$3,053,250
SanDisk Corp.(1)	11,000	648,120
		$3,701,370
Construction & Engineering — 3.0%
Foster Wheeler, Ltd.(1)	85,000	$3,694,950
		$3,694,950
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	11,100	$914,196
		$914,196

Security	Shares	Value
Diversified Consumer Services — 1.4%
DeVry, Inc.(1)(2)	68,000	$1,519,800
Laureate Education, Inc.(1)	3,033	145,645
		$1,665,445
Electric Utilities — 0.5%
British Energy Group PLC(1)	47,000	$599,719
		$599,719
Electrical Equipment — 0.9%
Solarworld AG(2)	19,400	$1,147,446
		$1,147,446
Food & Staples Retailing — 3.1%
Shoppers Drug Mart Corp.	30,000	$1,260,554
Walgreen Co.	50,000	2,473,000
		$3,733,554
Health Care Equipment & Supplies — 1.1%
Advanced Medical Optics, Inc.(1)(2)	22,000	$1,059,300
Thoratec Corp.(1)	21,965	322,007
		$1,381,307
Health Care Providers & Services — 6.0%
Caremark Rx, Inc.	46,000	$2,665,240
DaVita, Inc.(1)	14,000	817,040
Express Scripts, Inc.(1)	16,000	1,345,280
Henry Schein, Inc.(1)(2)	30,000	1,496,100
Omnicare, Inc.(2)	5,000	226,550
UnitedHealth Group, Inc.	14,500	753,275
		$7,303,485
Hotels, Restaurants & Leisure — 1.2%
Burger King Holdings, Inc.(1)	20,782	$302,170
Harrah's Entertainment, Inc.	9,400	586,184
Pinnacle Entertainment, Inc.(1)	23,000	592,940
		$1,481,294

See notes to financial statements

15

Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Independent Power Producers & Energy Traders — 2.2%
Dynegy, Inc., Class A(1)(2)	435,000	$2,697,000
		$2,697,000
Insurance — 2.1%
Admiral Group PLC	150,000	$1,930,902
Aon Corp.	17,000	587,690
		$2,518,592
Internet Software & Services — 6.3%
DealerTrack Holdings, Inc.(1)	12,500	$271,875
Equinix, Inc.(1)(2)	22,000	1,268,740
Google, Inc., Class A(1)	11,790	4,462,869
Greenfield Online, Inc.(1)	42,738	394,044
WebEx Communications, Inc.(1)(2)	23,000	821,100
Yahoo!, Inc.(1)	18,000	518,760
		$7,737,388
IT Services — 5.2%
CheckFree Corp.(1)(2)	6,608	$236,566
Gartner, Inc.(1)	110,000	1,714,900
MasterCard, Inc., Class A(1)	30,000	1,677,000
MoneyGram International, Inc.	86,761	2,724,295
WNS Holdings, Ltd. ADR(1)	1,509	40,667
		$6,393,428
Media — 2.8%
Comcast Corp., Class A(1)	66,000	$2,310,000
Live Nation, Inc.(1)	27,000	566,460
XM Satellite Radio Holdings, Inc., Class A(1)(2)	42,000	544,320
		$3,420,780
Metals & Mining — 7.8%
Gammon Lake Resources, Inc.(1)	265,000	$3,410,550
Glamis Gold, Ltd.(1)	66,360	3,060,523
Golden Star Resources, Ltd.(1)	178,000	583,840
Miramar Mining Corp.(1)	200,000	864,000
Phelps Dodge Corp.	10,000	895,000
Southern Copper Corp.(2)	6,400	590,848
Western Copper Corp.(1)	95,000	104,438
		$9,509,199

Security	Shares	Value
Multiline Retail — 1.6%
Big Lots, Inc.(1)	50,000	$917,500
Saks, Inc.(2)	70,000	1,010,100
		$1,927,600
Oil, Gas & Consumable Fuels — 7.7%
Arch Coal, Inc.	20,000	$655,000
Chesapeake Energy Corp.	36,000	1,136,520
Hess Corp.	78,500	3,593,730
Parallel Petroleum Corp.(1)	35,916	861,266
SXR Uranium One, Inc.(1)(2)	338,852	2,671,732
Williams Cos., Inc. (The)	22,000	541,860
		$9,460,108
Personal Products — 1.3%
Alberto-Culver Co.	11,000	$541,530
Herbalife, Ltd.(1)	30,898	1,009,438
		$1,550,968
Pharmaceuticals — 4.9%
Adams Respiratory Therapeutics, Inc.(1)	14,000	$571,200
Endo Pharmaceuticals Holdings, Inc.(1)	40,859	1,349,573
Shire Pharmaceuticals PLC ADR	79,000	4,048,750
		$5,969,523
Real Estate Investment Trusts (REITs) — 0.4%
Annaly Capital Management, Inc.	37,809	$472,991
		$472,991
Real Estate Management & Development — 0.0%
Move, Inc.(1)	3,941	$18,050
		$18,050
Semiconductors & Semiconductor Equipment — 9.3%
Atheros Communications, Inc.(1)(2)	145,000	$2,359,150
Intersil Corp., Class A	45,000	1,140,750
MEMC Electronic Materials, Inc.(1)	129,000	4,989,720
Micron Technology, Inc.(1)	80,000	1,382,400
Silicon Image, Inc.(1)	25,000	290,250
Silicon Laboratories, Inc.(1)	17,000	599,590

See notes to financial statements

16

Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tessera Technologies, Inc.(1)	19,000	$625,100
		$11,386,960
Software — 0.3%
i2 Technologies, Inc.(1)(2)	24,000	$391,200
		$391,200
Specialty Retail — 2.3%
Circuit City Stores, Inc.	25,000	$590,250
GameStop Corp., Class A(1)(2)	30,000	1,310,400
OfficeMax, Inc.	17,500	726,775
Tweeter Home Entertainment Group, Inc.(1)	50,875	227,666
		$2,855,091
Thrifts & Mortgage Finance — 0.9%
W Holding Co., Inc.(2)	215,000	$1,085,750
		$1,085,750
Tobacco — 4.3%
Loews Corp. - Carolina Group	71,149	$4,073,992
Reynolds American, Inc.(2)	19,000	1,236,330
		$5,310,322
Wireless Telecommunication Services — 7.7%
NII Holdings, Inc.(1)	91,000	$4,854,850
Rogers Communications, Inc., Class B(2)	49,000	2,526,440
Tim Participacoes SA ADR(2)	68,000	1,995,120
		$9,376,410
Total Common Stocks (identified cost $101,131,299)		$120,138,216

Security	Shares	Value
Short-Term Investments — 20.2%
Eaton Vance Cash Collateral Fund, LLC, 5.31%(3)	23,446,506	$23,446,506
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.28%, 9/1/06	$1,273	1,273,000
Total Short-Term Investments (at amortized cost, $24,719,506)		$24,719,506
Total Investments — 118.3% (identified cost $125,850,805)		$144,857,722
Other Assets, Less Liabilities — (18.3)%		$(22,442,742)
Net Assets — 100.0%		$122,414,980

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at August 31, 2006.

(3)  Affiliated fund that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of August 31, 2006.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	95.7%	$117,147,948
Canada	14.1	17,215,220
Bermuda	3.0	3,694,950
United Kingdom	2.1	2,530,621
Brazil	1.6	1,995,120
Germany	0.9	1,147,446
Puerto Rico	0.9	1,085,750
India	0.0	40,667
	118.3%	$144,857,722

See notes to financial statements

17

Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investments, at value, including $22,436,191 of securities on loan (identified cost, $125,850,805)	$144,857,722
Cash	426
Receivable for investments sold	1,084,892
Interest and dividends receivable	150,632
Prepaid Trustee	760
Total assets	$146,094,432
Liabilities
Collateral for securities loaned	$23,446,506
Payable to affiliate for investment advisory fees	62,482
Payable for investments purchased	16,355
Accrued expenses	154,109
Total liabilities	$23,679,452
Net Assets applicable to investors' interest in Portfolio	$122,414,980
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	103,408,063
Net unrealized appreciation (computed on the basis of identified cost)	19,006,917
Total	$122,414,980

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends (net of foreign taxes, $15,693)	$788,134
Interest	273,079
Security lending income, net	65,714
Total investment income	$1,126,927
Expenses
Investment adviser fee	$777,969
Trustees' fees and expenses	9,488
Custodian fee	96,436
Legal and accounting services	53,407
Interest expense	5,081
Miscellaneous	1,280
Total expenses	$943,661
Deduct — Reduction of investment adviser fee	$7,208
Total expense reductions	$7,208
Net expenses	$936,453
Net investment income	$190,474
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,716,256
Foreign currency transactions	(16,163)
Net realized gain	$10,700,093
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,338,696)
Net change in unrealized appreciation (depreciation)	$(1,338,696)
Net realized and unrealized gain	$9,361,397
Net increase in net assets from operations	$9,551,871

See notes to financial statements

18

Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income	$190,474	$27,358
Net realized gain from investment transactions and foreign currency transactions	10,700,093	13,858,301
Net change in unrealized apreciation (depreciation) from investments	(1,338,696)	11,208,742
Net increase in net assets from operations	$9,551,871	$25,094,401
Capital transactions — Contributions	$12,627,845	$9,771,545
Withdrawals	(22,648,895)	(25,071,099)
Net decrease in net assets from capital transactions	$(10,021,050)	$(15,299,554)
Net increase (decrease) in net assets	$(469,179)	$9,794,847
Net Assets
At beginning of year	$122,884,159	$113,089,312
At end of year	$122,414,980	$122,884,159

See notes to financial statements

19

Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2006		2005		2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses	0.75%		0.75%		0.74%	0.77%	0.75%
Net expenses after custodian fee reduction	0.75%		0.75%		0.74%	0.77%	0.75%
Interest expense	0.00	%(1)	0.00	%(1)	0.01%	—	—
Net investment income (loss)	0.15%		0.02%		(0.09)%	(0.52)%	(0.44)%
Portfolio Turnover	208%		201%		276%	217%	282%
Total Return	8.06%		23.55%		(3.47)%	33.37%	(23.66)%
Net assets, end of year (000's omitted)	$122,415		$122,884		$113,089	$114,496	$89,799
† The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses			0.76%
Expenses after custodian fee reduction			0.76%
Net investment income			0.01%

(1)  Amounts represent less than 0.01%

See notes to financial statements

20

Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve capital growth. A secondary consideration is investment income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2006, the Eaton Vance Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the

21

Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets. For the year ended August 31, 2006, the fee amounted to $777,969. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2006, no significant amounts have been deferred. Effective May 24, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended August 31, 2006, BMR waived $7,208 of its advisory fee.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $248,321,868 and $260,655,162, respectively, for the year ended August 31, 2006.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$126,497,632
Gross unrealized appreciation	$19,656,613
Gross unrealized depreciation	(1,296,523)
Net unrealized appreciation	$18,360,090

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 2006, the

22

Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio did not have a balance outstanding pursuant to this line of credit. The Portfolio did not have any significant borrowings during the year ended August 31, 2006.

  6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $574,247 and $11,577, respectively, for the year ended August 31, 2006. At August 31, 2006, the value of the securities loaned and the value of the collateral amounted to $22,436,191 and $23,446,506, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

23

Growth Portfolio as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth Portfolio (the "Portfolio") at August 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 20, 2006

24

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes in such personnel. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

26

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	167	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	None

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	167	None

28

Eaton Vance Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	167	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(2)	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Ofiicer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)    Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

29

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Investment Adviser of Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLC

125 High Street
Boston, MA 02110

Eaton Vance Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

444-10/06  GFSRC

Annual Report August 31, 2006

EATON VANCE
GLOBAL
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Fund Growth as of August 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Eaton Vance Corp.

Co-Portfolio Manager

Edward R. Allen, III

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

Thomas N. Hunt, III

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

The Fund

•                  For the year ended August 31, 2006, the Fund’s Class A shares had a total return of 12.09%. This return was the result of an increase in net asset value (NAV) per share to $17.43 on August 31, 2006 from $15.55 on August 31, 2005.(1)

•                  The Fund’s Class B shares had a total return of 11.50% for the same period, the result of an increase in NAV per share to $17.26 from $15.48.(1)

•                  The Fund’s Class C shares had a total return of 11.53% for the same period, the result of an increase in NAV per share to $16.64 from $14.92.(1)

•                  For comparison, the Morgan Stanley Capital International (MSCI) World Index — an unmanaged index of global equity securities — had a total return of 15.77% for the same period. The Fund’s Lipper peer group, Lipper Global Multi-Cap Growth Funds Classification, had an average return of 14.10% for the same period.(2)

Management Discussion

•                  For the year ended August 31, 2006, Eaton Vance Global Growth Fund (the “Fund”) posted solid, positive returns but lagged its primary benchmark, the MSCI World Index, and the average return of its Lipper Classification — primarily due to underperformance within the non-U.S. portion of the Portfolio during the first half of the period.(2)

•                  Global stock markets generally performed well during the period, with stronger performance overseas — especially in Europe. Equities generally rallied through the first half of the period, driven by impressive corporate earnings results, both in the U.S. and abroad. Stock prices plunged in early May 2006, however, on fears that global interest rates could continue to rise and concerns about record-high energy prices. In the final months of the period, however, stocks again rallied, driven by a sharp decline in energy prices, fewer geopolitical worries, and benign U.S. inflation numbers that eased concerns about future Fed rate hikes. International stocks generally outperformed U.S. stocks in this late-period rally.

•                  The Fund currently invests its assets in a separate registered investment company with the same investment objective and policies as the Fund (the “Portfolio”). During the period, stocks in the energy, materials, telecommunications services, and utilities sectors all contributed to the Fund’s relative performance (vs. the MSCI World Index), while stocks in the consumer discretionary, information technology, and health care sectors all detracted from relative returns.(3)

•                  The Portfolio’s international (non-U.S.) holdings struggled during the first half of the period but performed well in the second half after a significant restructuring within this portion of the Portfolio by its new investment sub-adviser, Eagle Global Advisors L.L.C. (“Eagle”).

•                  For the period April 1, 2006 to July 27, 2006, Eagle replaced Lloyd George Investment Management (Bermuda) Limited as co-investment adviser of the Portfolio under an interim investment advisory agreement, and Boston Management and Research (“BMR”) continued to serve as the Portfolio’s co-investment adviser. On July 28, 2006, shareholders approved a new investment advisory agreement between the Portfolio and BMR and a new investment sub-advisory agreement between BMR and Eagle. Eagle manages that portion of the Portfolio which invests primarily in foreign securities. BMR continues to manage the Portfolio’s investments located primarily within the United States. Arieh Coll, Edward R. Allen, III and Thomas N. Hunt, III are the co-portfolio managers of the Portfolio.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by the investment adviser, the returns would be lower.

(2)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)  Country and industry weightings are subject to change due to active management.

Eaton Vance Global Growth Fund as of August 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and the MSCI World Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	12.09%	11.50%	11.53%
Five Years	5.03	4.41	4.43
10 Years	8.82	8.31	8.21
Life of Fund†	9.02	8.53	8.24

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.64%	6.50%	10.53%
Five Years	3.79	4.07	4.43
10 Years	8.18	831	8.21
Life of Fund†	8.43	8.53	8.24

†Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

(1)          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC One-Year return for Class C reflects a 1% CDSC. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by the investment adviser, the returns would be lower.

(2)          Source: Thomson Financial. Class A and Class B of the Fund commenced investment operations on 9/18/95.

A $10,000 hypothetical investment at net asset value in Class C shares on 8/31/96 would have been valued at $22,020 on 8/31/06. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Global Growth Fund as of August 31, 2006

PORTFOLIO INFORMATION

Regional Distribution(1)

By net assets

(1)          As of 8/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Common Stock Investments by Sector(3)

By net assets

(3)          As of 8/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings(2)

By net assets

MEMC Electronic Materials Inc.	2.0%
Google Inc.	1.8
NII Holdings Inc.	1.7
Shire Pharmaceuticals Group PLC ADR	1.7
Loews Corp. – Carolina Group	1.7
Foster Wheeler Ltd.	1.5
Canon Inc.	1.5
Mitsubishi UFJ Financial Group Inc. (ADS)	1.5
Hess Corp.	1.5
Mitsubishi Corp.	1.5

(2)          Top Ten Holdings represented 16.4% of Portfolio net assets as of 8/31/06. Holdings are subject to change due to active management.

Eaton Vance Global Growth Fund as of August 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006 – August 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Growth Fund

	Beginning Account Value (3/1/06)	Ending Account Value (8/31/06)	Expenses Paid During Period* (3/1/06 – 8/31/06)
Actual
Class A	$1,000.00	$1,014.60	$12.49	**
Class B	$1,000.00	$1,012.30	$14.96	**
Class C	$1,000.00	$1,012.20	$15.01	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,012.80	$12.48	**
Class B	$1,000.00	$1,010.30	$14.95	**
Class C	$1,000.00	$1,010.28	$15.00	**

*   Expenses are equal to the Fund's annualized expense ratio of 2.46% for Class A shares, 2.95% for Class B shares and 2.96% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an expense waiver by the Investment Adviser, expenses would be higher.

Eaton Vance Global Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investment in Global Growth Portfolio, at value (identified cost, $75,626,786)	$83,315,348
Receivable for Fund shares sold	48,743
Tax reclaim receivable	3,943
Total assets	$83,368,034
Liabilities
Payable for Fund shares redeemed	$151,642
Payable to affiliate for distribution and service fees	54,256
Payable to affiliate for management fee	8,098
Accrued expenses	62,893
Total liabilities	$276,889
Net Assets	$83,091,145
Sources of Net Assets
Paid-in capital	$113,832,540
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(38,429,957)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	7,688,562
Total	$83,091,145
Class A Shares
Net Assets	$49,528,511
Shares Outstanding	2,841,780
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.43
Maximum Offering Price Per Share (100 ÷ 94.25 of $17.43)	$18.49
Class B Shares
Net Assets	$22,824,147
Shares Outstanding	1,322,672
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.26
Class C Shares
Net Assets	$10,738,487
Shares Outstanding	645,502
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.64
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $90,153)	$1,100,150
Interest allocated from Portfolio	136,511
Expenses allocated from Portfolio	(1,056,314)
Net investment income from Portfolio	$180,347
Expenses
Management fee	$204,340
Trustees' fees and expenses	1,770
Distribution and service fees
Class A	220,309
Class B	265,624
Class C	111,119
Transfer and dividend disbursing agent fees	191,855
Printing and postage	64,875
Registration fees	52,650
Legal and accounting services	39,690
Custodian fee	18,485
Miscellaneous	3,856
Total expenses	$1,174,573
Deduct — Reduction of management fee	$9,427
Total expense reductions	$9,427
Net expenses	$1,165,146
Net investment loss	$(984,799)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$14,284,846
Foreign currency transactions	(69,660)
Net realized gain	$14,215,186
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(4,238,888)
Foreign currency	154
Foreign currency from the Portfolio	2,884
Net change in unrealized appreciation (depreciation)	$(4,235,850)
Net realized and unrealized gain	$9,979,336
Net increase in net assets from operations	$8,994,537

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment loss	$(984,799)	$(958,824)
Net realized gain from investments and foreign currency transactions	14,215,186	6,474,729
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,235,850)	8,672,619
Net increase in net assets from operations	$8,994,537	$14,188,524
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$10,675,737	$5,923,728
Class B	1,455,497	2,178,075
Class C	1,744,867	1,283,306
Cost of shares redeemed Class A	(10,524,500)	(13,269,733)
Class B	(7,708,394)	(10,268,123)
Class C	(3,530,916)	(4,334,947)
Net asset value of shares exchanged Class A	3,297,207	2,699,474
Class B	(3,297,207)	(2,699,474)
Contingent deferred sales charges Class B	—	1,275,577
Class D	—	(1,275,577)
Redemption Fees	1,328	1,114
Net decrease in net assets from Fund share transactions	$(7,886,381)	$(18,486,580)
Net increase (decrease) in net assets	$1,108,156	$(4,298,056)
Net Assets
At beginning of year	$81,982,989	$86,281,045
At end of year	$83,091,145	$81,982,989

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$15.550	$13.220	$12.690	$11.140	$13.640
Income (loss) from operations
Net investment loss	$(0.158)	$(0.122)	$(0.072)	$(0.088)	$(0.098)
Net realized and unrealized gain (loss)	2.038	2.452	0.602	1.638	(2.402)
Total income (loss) from operations	$1.880	$2.330	$0.530	$1.550	$(2.500)
Redemption fees	$0.000 (4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—
Net asset value — End of year	$17.430	$15.550	$13.220	$12.690	$11.140
Total Return(2)	12.09%	17.62%	4.18%	13.91%	(18.33)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$49,529	$41,155	$39,113	$32,559	$35,502
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.49%	2.52%	2.44%	2.39%	1.99%
Net expenses after custodian fee reduction(3)	2.49%	2.52%	2.44%	2.39%	1.99%
Net investment loss	(0.95)%	(0.82)%	(0.52)%	(0.79)%	(0.76)%
Portfolio Turnover of the Portfolio	186%	130%	164%	93%	107%

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.54%	2.52%	—	2.52%	2.22%
Expenses after custodian fee reduction(3)	2.54%	2.52%	—	2.52%	2.22%
Net investment loss	(1.00)%	(0.82)%	—	(0.92)%	(0.99)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$15.480	$13.220	$12.760	$11.270	$13.910
Income (loss) from operations
Net investment loss	$(0.251)	$(0.197)	$(0.169)	$(0.159)	$(0.195)
Net realized and unrealized gain (loss)	2.031	2.457	0.629	1.649	(2.445)
Total income (loss) from operations	$1.780	$2.260	$0.460	$1.490	$(2.640)
Redemption fees	$0.000 (4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—
Net asset value — End of year	$17.260	$15.480	$13.220	$12.760	$11.270
Total Return(2)	11.50%	17.10%	3.61%	13.22%	(18.98)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$22,824	$29,464	$33,522	$50,558	$55,898
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.99%	3.02%	2.94%	3.02%	2.72%
Net expenses after custodian fee reduction(3)	2.99%	3.02%	2.94%	3.02%	2.72%
Net investment loss	(1.52)%	(1.32)%	(1.22)%	(1.42)%	(1.48)%
Portfolio Turnover of the Portfolio	186%	130%	164%	93%	107%

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	3.04%	3.02%	—	—	—
Expenses after custodian fee reduction(3)	3.04%	3.02%	—	—	—
Net investment loss	(1.57)%	(1.32)%	—	—	—

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$14.920	$12.740	$12.300	$10.870	$13.400
Income (loss) from operations
Net investment loss	$(0.237)	$(0.191)	$(0.152)	$(0.154)	$(0.187)
Net realized and unrealized gain (loss)	1.957	2.371	0.592	1.584	(2.343)
Total income (loss) from operations	$1.720	$2.180	$0.440	$1.430	$(2.530)
Redemption fees	$0.000 (4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—
Net asset value — End of year	$16.640	$14.920	$12.740	$12.300	$10.870
Total Return(2)	11.53%	17.11%	3.58%	13.16%	(18.88)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$10,738	$11,364	$12,402	$14,817	$17,064
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.99%	3.02%	2.94%	3.02%	2.72%
Net expenses after custodian fee reduction(3)	2.99%	3.02%	2.94%	3.02%	2.72%
Net investment loss	(1.48)%	(1.33)%	(1.14)%	(1.42)%	(1.47)%
Portfolio Turnover of the Portfolio	186%	130%	164%	93%	107%

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	3.05%	3.02%	—	—	—
Expenses after custodian fee reduction(3)	3.05%	3.02%	—	—	—
Net investment loss	(1.54)%	(1.33)%	—	—	—

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended August 31, 2005. At the close of business on September 10, 2004, the Class D shares merged into Class B shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $38,225,957 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover of $21,860,517 and $16,365,440 will expire on August 31, 2010 and August 31, 2011, respectively. During the year ended August 31, 2006 capital loss carryovers of $14,292,582 were utilized to offset the net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Global Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

There were no distributions paid for the years ended August 31, 2006 and August 31, 2005.

During the year ended August 31, 2006, paid-in capital was decreased by $1,054,460, accumulated net investment loss was decreased by $984,799, and accumulated net realized loss on investments was decreased by $69,661 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(38,225,957)
Unrealized appreciation	$7,484,561

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. EVM receives a monthly fee equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the year ended August 31, 2006, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $204,340. On July 28, 2006, EVM agreed to reduce its management fee pursuant to a Management Fee Reduction Agreement by an amount equal to 0.125% of the average daily net assets of the Fund. The reduction amounted to $9,427 for the period July 29, 2006 thru August 31, 2006, resulting in a fee of 0.24%. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2006, EVM received $13,228 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $9,000 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers or directors of EVM or EVD.

4  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2006	2005
Sales	630,029	395,921
Redemptions	(631,685)	(889,918)
Exchange from Class B shares	197,498	180,169
Net increase (decrease)	195,842	(313,828)

Eaton Vance Global Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended August 31,
Class B	2006	2005
Sales	86,274	145,055
Redemptions	(467,898)	(691,258)
Exchange to Class A shares	(199,028)	(180,632)
Merger from Class D shares	—	94,000
Net decrease	(580,652)	(632,835)
	Year Ended August 31,
Class C	2006	2005
Sales	107,174	89,486
Redemptions	(223,254)	(301,338)
Net decrease	(116,080)	(211,852)
	Year Ended August 31,
Class D	2006	2005(1)
Sales	—	—
Redemptions	—	—
Merger to Class B shares	—	(157,349)
Net decrease	—	(157,349)

(1)  Offering of Class D shares was discontinued during the year ended August 31, 2005 (see Note 1).

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. A similar plan in effect for Class D shares (Class D Plan) was terminated by the Trustees effective September 10, 2004. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares. The Class A Plan requires the Fund to pay EVD a monthly distribution fee equal on an annual basis to the aggregate of (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

The Fund paid or accrued $127,154, $199,218 and $83,339 for Class A, Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2006, representing 0.29%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At August 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,875,000 and $3,290,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2006 amounted to approximately $93,155, $66,406 and $27,780 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares and was imposed on Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Up until September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at

Eaton Vance Global Growth Fund as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed and Class D CDSC was imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $500, $53,000 and $600 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended August 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $17,151,580 and $26,340,045, respectively, for the year ended August 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Global Growth Fund as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund ("the Fund"), a series of Eaton Vance Growth Trust at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 20, 2006

Eaton Vance Global Growth Fund as of August 31, 2006

OTHER MATTERS (Unaudited)

The Trust held a Special Meeting of Shareholders on July 28, 2006. The items considered at the meeting for the Fund are set forth below.

Item 1. To consider and act upon a proposal to approve a new Investment Advisory Agreement between Boston Management and Research ("BMR") and Global Growth Portfolio, (the "Portfolio") with no change in the advisory fees payable by the Portfolio and the fees set forth in the current agreement.

The results of the vote were as follows:

Affirmative	2,246,026
Against	63,656
Abstain	76,739

Item 2. To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between BMR and Eagle Global Advisors, L.L.C. for the Portfolio.

The results of the vote were as follows:

Affirmative	2,221,366
Against	78,249
Abstain	86,806

Item 3. To authorize the Board of Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder approval to the extent permitted by applicable law.

The results of the vote were as follows:

Affirmative	2,064,522
Against	230,074
Abstain	91,825

Eaton Vance Global Growth Fund as of August 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $90,153, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended August 31, 2006, the Fund paid foreign taxes of $90,153 and recognized foreign source income of $90,153.

Global Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.8%
Security	Shares	Value
Airlines — 0.5%
Gol Linhas Aereas Inteligentes SA ADR	12,000	$418,920
		$418,920
Automobiles — 1.9%
Honda Motor Co., Ltd. ADR	14,000	$474,320
Toyota Motor Corp.	20,200	1,092,671
		$1,566,991
Beverages — 1.5%
Diageo PLC ADR	5,000	$357,500
Fomento Economico Mexicano SA de CV ADR	7,500	704,400
Heineken Holding NV	5,000	200,328
		$1,262,228
Biotechnology — 0.8%
Celgene Corp.(1)	17,000	$691,730
		$691,730
Building Products — 0.2%
Goodman Global, Inc.(1)	16,000	$201,440
		$201,440
Capital Markets — 4.5%
Deutsche Bank AG	2,000	$228,620
E*Trade Financial Corp.(1)	43,100	1,016,729
Goldman Sachs Group, Inc. (The)	2,600	386,490
Mitsubishi UFJ Securities Co., Ltd.	13,000	173,511
TD Ameritrade Holding Corp.	44,000	770,880
UBS AG	21,000	1,185,094
		$3,761,324
Chemicals — 0.4%
BASF AG ADR	4,500	$371,610
		$371,610
Commercial Banks — 7.8%
Anglo Irish Bank Corp. PLC	16,000	$264,302
Australia and New Zealand Banking Group, Ltd.	15,000	311,488
Banco Bilbao Vizcaya Argentaria SA ADR	20,000	458,000

Security	Shares	Value
Commercial Banks (continued)
Banco Santander Central Hispano SA ADR	16,000	$249,120
Bank of Ireland	14,000	265,846
Barclays PLC ADR	16,000	809,600
BNP Paribas SA	3,200	339,957
Commerzbank AG	20,000	698,427
Danske Bank A/S	5,700	219,037
DBS Group Holdings, Ltd.	30,000	342,748
HBOS PLC	10,000	190,780
HSBC Holdings PLC	40,000	725,137
Mitsubishi UFJ Financial Group, Inc. ADR	92,000	1,248,440
Societe Generale	2,200	355,044
		$6,477,926
Commercial Services & Supplies — 0.3%
Copart, Inc.(1)	8,212	$230,511
		$230,511
Communications Equipment — 1.7%
Nokia Oyj ADR	22,000	$459,360
Research in Motion, Ltd.(1)	11,264	929,280
		$1,388,640
Computer Peripherals — 1.4%
Apple Computer, Inc.(1)	13,700	$929,545
SanDisk Corp.(1)	4,000	235,680
		$1,165,225
Construction & Engineering — 2.0%
Foster Wheeler, Ltd.(1)	29,200	$1,269,324
Vinci SA	4,000	432,648
		$1,701,972
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	3,700	$304,732
		$304,732
Consumer Finance — 1.0%
Orix Corp.	3,000	$792,789
		$792,789

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.(1)	2,800	$111,720
DeVry, Inc.(1)	23,500	525,225
Laureate Education, Inc.(1)	1,049	50,373
		$687,318
Diversified Financial Services — 1.4%
Fortis	7,000	$272,380
ING Groep NV ADR	19,600	851,228
		$1,123,608
Diversified Telecommunication Services — 1.8%
BT Group PLC ADR	23,000	$1,082,380
Philippine Long Distance Telephone Co. ADR	12,000	449,280
		$1,531,660
Electric Utilities — 3.0%
British Energy Group PLC(1)	40,000	$510,399
E.ON AG ADR	9,400	398,560
Endesa SA	24,500	854,624
Enel SPA	33,000	294,346
Iberdrola SA	6,000	222,775
Scottish and Southern Energy PLC	9,000	206,227
		$2,486,931
Energy Equipment & Services — 1.8%
Acergy SA ADR(1)	60,000	$1,068,000
Tenaris SA ADR	12,000	440,520
		$1,508,520
Food & Staples Retailing — 2.2%
AEON Co., Ltd.	37,000	$929,170
Walgreen Co.	18,000	890,280
		$1,819,450
Food Products — 0.5%
Nestle SA	1,200	$411,583
		$411,583
Health Care Equipment & Supplies — 0.6%
Advanced Medical Optics, Inc.(1)	8,000	$385,200
Thoratec Corp.(1)	7,583	111,167
		$496,367

Security	Shares	Value
Health Care Providers & Services — 3.0%
Caremark Rx, Inc.	16,000	$927,040
DaVita, Inc.(1)	5,000	291,800
Express Scripts, Inc.(1)	5,700	479,256
Henry Schein, Inc.(1)	11,000	548,570
UnitedHealth Group, Inc.	4,800	249,360
		$2,496,026
Hotels, Restaurants & Leisure — 0.6%
AEON Fantasy Co., Ltd.	28	$1,119
Burger King Holdings, Inc.(1)	7,557	109,879
Harrah's Entertainment, Inc.	3,200	199,552
Pinnacle Entertainment, Inc.(1)	7,800	201,084
		$511,634
Household Durables — 0.5%
Sekisui House, Ltd.	29,000	$429,365
		$429,365
Independent Power Producers & Energy Traders — 1.6%
Dynegy, Inc., Class A(1)	155,000	$961,000
Solarworld AG	6,700	396,283
		$1,357,283
Industrial Conglomerates — 1.4%
Keppel Corp., Ltd.	120,000	$1,143,591
		$1,143,591
Insurance — 2.9%
Admiral Group PLC	54,000	$695,125
Aon Corp.	6,000	207,420
Aviva PLC	20,000	280,784
Axa ADR	27,200	1,013,472
Muenchener Rueckversicherungs-Gesellschaft AG	1,500	225,961
		$2,422,762
Internet Software & Services — 3.2%
DealerTrack Holdings, Inc.(1)	4,500	$97,875
Equinix, Inc.(1)	7,500	432,525
Google, Inc., Class A(1)	4,037	1,528,126
Greenfield Online, Inc.(1)	15,955	147,105

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Internet Software & Services (continued)
WebEx Communications, Inc.(1)	7,500	$267,750
Yahoo!, Inc.(1)	6,000	172,920
		$2,646,301
IT Services — 2.7%
CheckFree Corp.(1)	1,980	$70,884
Gartner, Inc.(1)	40,000	623,600
MasterCard, Inc., Class A(1)	10,500	586,950
MoneyGram International, Inc.	30,396	954,434
WNS Holdings, Ltd. ADR(1)	499	13,448
		$2,249,316
Machinery — 1.6%
Komatsu, Ltd.	55,000	$999,079
Vallourec SA	1,500	335,685
		$1,334,764
Media — 1.5%
Comcast Corp., Class A(1)	24,000	$840,000
Live Nation, Inc.(1)	9,000	188,820
XM Satellite Radio Holdings, Inc., Class A(1)	14,000	181,440
		$1,210,260
Metals & Mining — 7.1%
Anglo American PLC ADR	21,000	$455,280
BHP Billiton, Ltd. ADR	10,700	450,470
Companhia Vale do Rio Doce ADR	24,000	432,000
Gammon Lake Resources, Inc.(1)	90,000	1,158,300
Glamis Gold, Ltd.(1)	21,816	1,006,154
Golden Star Resources, Ltd.(1)	60,000	196,800
Miramar Mining Corp.(1)	65,000	280,800
Phelps Dodge Corp.	3,700	331,150
Rio Tinto PLC ADR	4,800	966,960
Southern Copper Corp.	2,200	203,104
Teck Cominco, Ltd., Class B	5,800	384,663
Western Copper Corp.(1)	32,000	35,179
		$5,900,860
Multiline Retail — 0.7%
Big Lots, Inc.(1)	15,500	$284,425
Saks, Inc.	22,000	317,460
		$601,885

Security	Shares	Value
Multi-Utilities — 1.4%
RWE AG	12,400	$1,135,016
		$1,135,016
Office Electronics — 1.5%
Canon, Inc.	25,350	$1,260,527
		$1,260,527
Oil, Gas & Consumable Fuels — 9.4%
Arch Coal, Inc.	6,800	$222,700
BP PLC	70,000	793,526
Chesapeake Energy Corp.	12,500	394,625
EnCana Corp.	7,500	395,550
ENI SPA ADR	6,000	366,960
Hess Corp.	27,000	1,236,060
Imperial Energy Corp. PLC(1)	12,000	184,318
Norsk Hydro ASA ADR	16,000	416,000
Parallel Petroleum Corp.(1)	10,775	258,384
Petroleo Brasileiro SA ADR	9,700	782,014
Sibir Energy PLC(1)	21,000	189,684
Statoil ASA ADR	15,000	405,450
SXR Uranium One, Inc.(1)	102,318	806,742
Total SA ADR	18,000	1,213,740
Williams Cos., Inc. (The)	7,500	184,725
		$7,850,478
Personal Products — 0.7%
Alberto-Culver Co.	4,000	$196,920
Herbalife, Ltd.(1)	11,117	363,192
		$560,112
Pharmaceuticals — 4.9%
Adams Respiratory Therapeutics, Inc.(1)	5,000	$204,000
Eisai Co., Ltd.	4,400	209,167
Endo Pharmaceuticals Holdings, Inc.(1)	13,270	438,308
Novartis AG ADR	6,500	371,280
Roche Holding AG	6,000	1,103,627
Shire Pharmaceuticals Group PLC ADR	27,500	1,409,375
Takeda Pharmaceutical Co., Ltd.	5,000	330,702
		$4,066,459

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 0.2%
Annaly Capital Management, Inc.	13,117	$164,094
		$164,094
Real Estate Management & Development — 0.4%
Sun Hung Kai Properties, Ltd.	30,000	$326,909
		$326,909
Retail - Food and Drug — 0.5%
Shoppers Drug Mart Corp.	10,500	$441,194
		$441,194
Road & Rail — 1.0%
Canadian Pacific Railway, Ltd.	13,000	$638,170
West Japan Railway Co.	50	213,309
		$851,479
Semiconductors & Semiconductor Equipment — 4.6%
Atheros Communications, Inc.(1)	49,500	$805,365
Intersil Corp., Class A	16,000	405,600
MEMC Electronic Materials, Inc.(1)	44,000	1,701,920
Micron Technology, Inc.(1)	25,000	432,000
Silicon Image, Inc.(1)	8,500	98,685
Silicon Laboratories, Inc.(1)	5,800	204,566
Tessera Technologies, Inc.(1)	6,500	213,850
		$3,861,986
Software — 0.4%
i2 Technologies, Inc.(1)	8,100	$132,030
UbiSoft Entertainment SA(1)	4,000	212,911
		$344,941
Specialty Retail — 1.1%
Circuit City Stores, Inc.	8,000	$188,880
GameStop Corp., Class A(1)	10,000	436,800
OfficeMax, Inc.	6,000	249,180
Tweeter Home Entertainment Group, Inc.(1)	17,571	78,630
		$953,490
Thrifts & Mortgage Finance — 0.4%
W Holding Co., Inc.	73,000	$368,650
		$368,650

Security	Shares	Value
Tobacco — 3.4%
British American Tobacco PLC	15,000	$411,756
Japan Tobacco, Inc.	150	570,276
Loews Corp. - Carolina Group	24,135	1,381,970
Reynolds American, Inc.	7,000	455,490
		$2,819,492
Trading Companies & Distributors — 1.5%
Mitsubishi Corp.	60,000	$1,215,708
		$1,215,708
Wireless Telecommunication Services — 4.1%
China Mobile, Ltd. ADR	7,500	$249,825
NII Holdings, Inc.(1)	26,600	1,419,110
Rogers Communications, Inc., Class B	17,000	876,520
Tim Participacoes SA ADR	23,000	674,820
Vodafone Group PLC ADR	7,000	151,830
		$3,372,105
Total Common Stocks (identified cost $74,613,218)		$82,298,162
Short-Term Investments — 0.4%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.28%, 9/1/06	$338	$338,000
Total Short-Term Investments (at amortized cost, $338,000)		$338,000
Total Investments — 99.2% (identified cost $74,951,218)		$82,636,162
Other Assets, Less Liabilities — 0.8%		$679,395
Net Assets — 100.0%		$83,315,557

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	43.9%	$36,595,860
Japan	10.4%	8,691,713
United Kingdom	9.7%	8,112,325
Canada	8.6%	7,149,353
Switzerland	3.7%	3,071,584
Germany	3.7%	3,055,917
France	3.2%	2,689,717
Brazil	2.8%	2,307,754
Singapore	1.8%	1,486,338
Spain	1.6%	1,326,519
Bermuda	1.5%	1,269,324
Netherlands	1.3%	1,051,557
Norway	1.0%	821,450
Mexico	0.8%	704,400
Italy	0.8%	661,306
Hong Kong	0.7%	576,734
Ireland	0.6%	530,148
Finland	0.6%	459,360
Philippines	0.5%	449,280
Argentina	0.5%	440,520
Puerto Rico	0.4%	368,650
Australia	0.4%	311,488
Belgium	0.3%	272,380
Denmark	0.3%	219,037
India	0.1%	13,448
	99.2%	$82,636,162

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2006

Assets
Investments, at value (identified cost, $74,951,218)	$82,636,162
Cash	5,944
Receivable for investments sold	598,493
Interest and dividends receivable	147,627
Tax reclaim receivable	77,816
Total assets	$83,466,042
Liabilities
Payable to affiliate for investment advisory fees	$52,505
Payable to affiliate for administration fee	17,555
Accrued expenses	80,425
Total liabilities	$150,485
Net Assets applicable to investors' interest in Portfolio	$83,315,557
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$75,627,887
Net unrealized appreciation (computed on the basis of identified cost)	7,687,670
Total	$83,315,557

Statement of Operations

For the Year Ended
August 31, 2006

Investment Income
Dividends (net of foreign taxes, $90,153)	$1,100,153
Interest	136,511
Total investment income	$1,236,664
Expenses
Investment adviser fee	$614,339
Administration fee	204,745
Trustees' fees and expenses	11,337
Custodian fee	199,587
Legal and accounting services	53,401
Miscellaneous	9,325
Total expenses	$1,092,734
Deduct — Reduction of custodian fee	$77
Reduction of investment adviser fee	36,342
Total expense reductions	$36,419
Net expenses	$1,056,315
Net investment income	$180,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$14,284,881
Foreign currency transactions	(69,660)
Net realized gain	$14,215,221
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(4,238,900)
Foreign currency	2,884
Net change in unrealized appreciation (depreciation)	$(4,236,016)
Net realized and unrealized gain	$9,979,205
Net increase in net assets from operations	$10,159,554

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2006	Year Ended August 31, 2005
From operations — Net investment income	$180,349	$352,452
Net realized gain from investments and foreign currency transactions	14,215,221	6,474,742
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,236,016)	8,672,591
Net increase in net assets from operations	$10,159,554	$15,499,785
Capital transactions — Contributions	$17,151,580	$10,654,315
Withdrawals	(26,340,045)	(30,426,722)
Net decrease in net assets from capital transactions	$(9,188,465)	$(19,772,407)
Net increase (decrease) in net assets	$971,089	$(4,272,622)
Net Assets
At beginning of year	$82,344,468	$86,617,090
At end of year	$83,315,557	$82,344,468

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.29%	1.29%	1.25%	1.24%	1.15%
Net expenses after custodian fee reduction	1.29%	1.29%	1.25%	1.24%	1.15%
Net investment income	0.22%	0.40%	0.55%	0.35%	0.08%
Portfolio Turnover	186%	130%	164%	93%	107%
Total Return	13.43%	19.06%	5.42%	15.23%	(17.67)%
Net assets, end of year (000's omitted)	$83,316	$82,344	$86,617	$99,073	$109,557
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	1.33%	1.29%
Expenses after custodian fee reduction and reduction of investment advisor fee	1.33%	1.29%
Net investment income	0.18%	0.40%

See notes to financial statements

Global Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2006, the Eaton Vance Global Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income Taxes — The portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Global Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

Effective April 1, 2006, the trustees replaced Lloyd George Investment Management (Bermuda) Limited with Eagle Global Advisors, L.L.C. ("Eagle"). From April 1, 2006 to July 27, 2006, the investment adviser fee was earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and

Global Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Eagle (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the investment advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. During this period, Eagle agreed to waive an amount of the fee it was otherwise entitled to receive equal to 0.125% of average daily net assets which amounted to $33,695 for the period April 1, 2006 thru July 27, 2006. A new Investment Advisory Agreement was signed on July 27, 2006, between Global Growth Portfolio and BMR (the "Advisor"), who then signed a Sub-Advisory Agreement with Eagle (the "Sub-Advisor") that same day. The reduction of 0.125% of expenses of the Portfolio was discontinued by Eagle, but Eaton Vance Management "EVM", an affiliate of the Adviser and Manager of the Fund agreed to reduce its management fee by an amount equal to 0.125% of the average daily net assets of the Fund. For the year ended August 31, 2006, the advisory fee was 0.75% of average net assets for such period and amounted to $614,339, before reductions. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2006, the administration fee was 0.25% of average net assets for such period and amounted to $204,745. The Advisers have also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2006, the Advisers waived $2,647 of their advisory fee. Except as to Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $147,439,448 and $155,900,344, respectively, for the year ended August 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 28, 2006, as determined on a federal income tax basis, are as follows:

Aggregate cost	$75,156,516
Gross unrealized appreciation	$9,245,014
Gross unrealized depreciation	(1,765,368)
Net unrealized appreciation	$7,479,646

The net unrealized appreciation on foreign currency was $2,726.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Global Growth Portfolio as of August 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at August 31, 2006.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

Global Growth Portfolio as of August 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Global Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Global Growth Portfolio (the "Portfolio") at August 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 20, 2006

Global Growth Portfolio as of August 31, 2006

OTHER MATTERS (Unaudited)

The Portfolio held a Special Meeting of Interestholders on July 28, 2006. The items considered at the meeting are set forth below. Results are rounded to the nearest whole number.

Item 1. To consider and act upon a proposal to approve a new Investment Advisory Agreement between BMR and Global Growth Portfolio, (the "Portfolio") with no change in the advisory fees payable by the Portfolio and the fees set forth in the current agreement.

The results of the vote were as follows:

Affirmative	94%
Against	3%
Abstain	3%

Item 2. To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between BMR and Eagle Global Advisors, L.L.C. for the Portfolio.

The results of the vote were as follows:

Affirmative	93%
Against	3%
Abstain	4%

Item 3. To authorize the Board of Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder approval to the extent permitted by applicable law.

The results of the vote were as follows:

Affirmative	86%
Against	10%
Abstain	4%

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee considered the continuance of the investment advisory agreement of the Global Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Global Growth Fund (the "Fund") invests, with Boston Management and Research ("BMR" or the "Adviser") and with Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"). After consideration and upon recommendation of the Special Committee, the Board decided to approve the continuance of the investment advisory agreement with BMR, which advises the domestic portion of the Portfolio, but not to approve the continuance of the investment advisory agreement with Lloyd George, co-investment adviser of the Portfolio, which has managed the foreign portion of the Portfolio.

The Special Committee instead recommended that the Board appoint, and the Board elected to appoint, Eagle Global Advisors, L.L.C., ("Eagle") as the new investment adviser for the foreign portion of the Portfolio, pursuant to an interim advisory agreement until shareholder approval could be obtained for a permanent agreement. The Special Committee also recommended that the Board seek approval of shareholders to change the advisory structure of the Portfolio from the current structure, which uses two co-investment advisers, to a sub-advisory structure under which BMR would serve as adviser and Eagle would become the sub-adviser and would manage the foreign portion of the Portfolio under the supervision of BMR. Therefore, the Special Committee recommended approval of the interim advisory agreement with Eagle pending shareholder approval of the new arrangements. The Special Committee considered the fact that the new interim advisory agreement, as well as the proposed new advisory structure, would result in cost savings for the Fund. The Special Committee concluded that the investment advisory agreement with BMR and the interim investment advisory agreement with Eagle including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and interim advisory agreement with Eagle of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and to be provided by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the foreign portion of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the interim investment advisory agreement with respect to Eagle.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- , three-, five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant considerations, the Board concluded that the performance of the domestic portion of the Portfolio, which is managed by BMR, is satisfactory. However, the Board concluded that the performance of the non-domestic portion of the Portfolio has been unsatisfactory and that a change in the identity of the organization primarily responsible for managing this portion of the Portfolio's assets would be appropriate. The Board concluded that the performance of the non-domestic portion of the Portfolio can be expected to improve by delegating primary responsibility to Eagle for this portion of the Portfolio.

Management Fees and Expenses

The Board reviewed management fee rates, including administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the new interim arrangements, as well as the new advisory structure, will result in lower total expenses for the Fund in the future.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates and expected to be realized by Eagle are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund to continue to share such benefits equitably.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Chen, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, and "Eagle" refers to Eagle Global Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1995	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	167	Director of EVC

Noninterested Trustee(s)

Edward K.Y. Chen (2) 1/14/45	Trustee of the Portfolio	Since 1996	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	167	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1995 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	167	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	167	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	167	None

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	167	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	167	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	167	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM and BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2003	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas M. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(3)	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 167 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 167 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 2001. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Global Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Global Growth Portfolio

Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Global Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

424-10/06   IASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Eaton Vance Asian Small Companies Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Growth Fund, and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 8 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended August 31, 2005 and August 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/05	8/31/06

Audit Fees	$9,830	$10,180

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	$0	$0

Total	$15,395	$15,955

Eaton Vance Global Growth Fund

Fiscal Years Ended	8/31/05	8/31/06

Audit Fees	$22,600	$24,700

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,950	$10,550

All Other Fees(3)	$0	$0

Total	$32,550	$35,250

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/05	8/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	$0	$0

Total	$17,620	$18,265

Eaton Vance Growth Fund

Fiscal Years Ended	8/31/05	8/31/06

Audit Fees	$22,300	$24,400

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,500	$10,075

All Other Fees(3)	$0	$0

Total	$31,800	$34,475

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/05	8/31/06

Audit Fees	$22,900	$25,100

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,275	$10,875

All Other Fees(3)	$0	$0

Total	$33,175	$35,975

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30).  In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP (“PWC) as a principal accountant and other Series have Deloitte & Touche LLP (“D&T”) as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

	9/30/04		8/31/05		9/30/05		8/31/06
Fiscal Years Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$0	$37,965	$67,800	$21,885	$0	$37,220	$74,200	$22,670

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	0	17,700	29,725	11,130	0	18,585	31,500	11,550

All Other Fees(3)	0	0	0	0	0	0	0	0

Total	$0	$55,665	$97,525	$33,015	$0	$55,805	$105,700	$34,220

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended August 31, 2005 and August 31, 2006, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

	9/30/04		8/31/05		9/30/05		8/31/06
Fiscal Years Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$0	$17,700	$29,725	$11,130	$0	$18,585	$31,500	$11,550

Eaton Vance(2)	$84,490	$329,084	$98,305	$223,443	$98,305	$223,443	$83,416	$42,100

(1)          Includes all of the Series of the Trust.

(2)          During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:                       October 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:       October 20, 2006

By:	/s/Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:                       October 20, 2006